EXHIBIT 10.74


                                                                 CONFORMED COPY



                            DATED 4th February, 1998


                         YORKSHIRE POWER FINANCE LIMITED

                                       and

                          YORKSHIRE POWER GROUP LIMITED

                                       and

                         BANKERS TRUSTEE COMPANY LIMITED



                          ----------------------------

                                   TRUST DEED


                                  constituting

                               (pound)200,000,000

                         7.25 per cent, Guaranteed Bonds
                                    due 2028
                        (with authority to issue further
                                 bonds or notes)


                         ------------------------------



                                 For the Issuer
                               and the Guarantor:

                                  Allen & Overy
                                 One New Change
                                 London EC4M9QQ

                                For the Trustee:

                                 Clifford Chance
                              200 Aldersgate Street
                                 London EC1A 4JJ

                                    CONTENTS
Clause
                                                                            Page

1.  Definitions                                                                1
2.  Covenant to Repay and to Pay Interest on Original Bonds                   10
3.  Form and Issue of Original Bonds and Original Coupons                     13
4.  Fees, Duties and Taxes                                                    14
5.  Covenant of Compliance                                                    14
6.  Cancellation of Securities and Records                                    14
7.  Guarantee and Indemnity                                                   15
8.  Enforcement                                                               18
9.  Proceedings, Action and Indemnification                                   18
10. Application of Moneys                                                     18
11. Notice of Payments                                                        19
12. Investment by Trustee                                                     19
13. Partial Payments                                                          20
14. Covenants by the Issuer and the Guarantor                                 20
15. Remuneration and Indemnification of Trustee                               24
16. Supplement to Trustee Act 1925                                            26
17. Trustee's Liability                                                       29
18. Trustee Contracting with Issuer and Guarantor                             29
19. Waiver, Authorisation and Determination                                   30
20. Holder of Definitive Bearer Security assumed to be Couponholder           30
21. Substitution                                                              31
22. Currency Indemnity                                                        32
23. New Trustee                                                               32
24. Trustee's Retirement and Removal                                          33
25. Trustee's Powers to be Additional                                         34
26. Notices                                                                   34
27. Governing Law                                                             35
28. Submission to Jurisdiction                                                35
29. Counterparts                                                              36

Schedule
First         Form of Original Temporary Global Bond                          37
              Form of Original Permanent Global Bond                          48
Second        Form of Original Bond                                           55
              Form of Original Coupon                                         57
              Form of Original Talon                                          58
              Conditions of the Original Bonds                                60
Third         Register and Transfer of Registered Securities                  75
Fourth        Provisions for Meetings of Holders                              77

THIS TRUST DEED is made on 4th February, 1998 BETWEEN:

(1) YORKSHIRE POWER FINANCE LIMITED, a company incorporated under the laws of the Cayman Islands, whose registered office is at P.O. Box 309, George Town, Grand Cayman, Cayman Islands (the "Issuer");

(2) YORKSHIRE POWER GROUP LIMITED, a company incorporated under the laws of England, whose registered office is at Wetherby Road, Scarcroft, Leeds LS14 3HS (the "Guarantor"); and

(3) BANKERS TRUSTEE COMPANY LIMITED, a company incorporated under the laws of England, whose registered office is at 1 Appold Street, Broadgate, London EC2A 2HE (the "Trustee", which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) as trustee for the Holders and Couponholders (each as defined below).

WHEREAS:

(1) By resolutions of the board of directors of the Issuer passed on 5th January, 1998 and by resolutions of a duly authorised committee of the board of directors of the Issuer passed on 22nd January, 1998 the Issuer has resolved to issue (pound)200,000,000 7.25 per cent. Guaranteed Bonds due 2028 to be constituted by this Trust Deed.

(2) By a resolution of the Board of Directors of the Guarantor passed on 2nd December, 1997 the Guarantor has agreed to guarantee the said Bonds and to enter into certain covenants as set out in this Trust Deed.

(3) The said Bonds in definitive form will be in bearer form with Coupons attached.

(4) The Trustee has agreed to act as trustee of these presents for the benefit of the Holders and Couponholders upon and subject to the terms and conditions of these presents.

NOW THIS TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1.       DEFINITIONS

(A) In these presents unless there is anything in the subject or context inconsistent therewith the following expressions shall have the following meanings:

         "Agency Agreement" means, in relation to the Securities of any series, the agreement appointing the initial Paying Agents and, if applicable, Registrar and Transfer Agents in relation to such Securities and any other agreement for the time being in force appointing Successor .paying agents and, if applicable, registrars or transfer agents in relation to such Securities, or in connection with their duties, the terms of which have previously been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to such Securities;

         "Agent Bank" means, in relation to the Securities of any relevant series, the bank initially appointed as agent bank in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agent Bank Agreement or, if applicable, any Successor agent bank in relation to such Securities;

         "Agent Bank Agreement" means, in relation to the Securities of any relevant series, the agreement (which may, but need not, be the relative Agency Agreement) appointing the initial Agent Bank in relation to such Securities and any other agreement for the time being in force appointing any Successor agent bank in relation to such Securities, or in connection with its duties, the terms of which have previously been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to such Securities;

         "Appointee" means any attorney, manager, agent, delegate or other person appointed by the Trustee under these presents;

         "Auditors" means the auditors for the time being of the Issuer or the Guarantor (as the case may be) or, in the event of their being unable or unwilling promptly to carry out any action requested of them pursuant to the provisions of these presents, such other firm of accountants as may be nominated or approved by the Trustee for the purposes of these presents after consultation with the Issuer or the Guarantor (as the case may be) where, in the opinion of the Trustee, such consultation is practicable;

         "Bearer Securities" means those of the Securities which are for the time being in bearer form;

         "Capital and Reserves" has the meaning set out in Condition 3;

         "Cedel Bank" means Cedel Bank, societe anonyme;

         "Conditions" means:

         (i) in relation to the Original Bonds, the Conditions to be endorsed on the Original Bonds in definitive form in the form or substantially in the form set out in Part II of the Second Schedule as the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular specified Condition or paragraph of a Condition shall in relation to the Original Bonds be construed accordingly; and

         (ii) in relation to the Further Securities of any series, the Conditions to be endorsed on such Further Securities in definitive form in the form or substantially in the form set out or referred to in the supplemental Trust Deed relating thereto as the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular specified Condition or paragraph of a Condition shall in relation to the Further Securities of any series, unless either referring specifically to a particular specified Condition or paragraph of a Condition of such Further Securities or the context otherwise requires, be construed as a reference to the provisions (if any) in the Conditions thereof which correspond to the provisions of the particular specified Condition or paragraph of a Condition of the Original Bonds;

         "Couponholders" means the several persons who are for the time being holders of the Coupons;

         "Coupons" means the bearer interest coupons appertaining to the Bearer Securities in definitive form or, as the context may require, a specific number thereof and includes any replacements for Coupons issued pursuant to Condition 14 and, where the context so permits, the Talons;

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System;

         "Event of Default" means any of the conditions, events or acts provided in Condition 11 to be events upon the happening of which the Securities of any series would, subject only to notice by the Trustee as therein provided, become immediately due and repayable;

         "Excluded Subsidiary" has the meaning set out in Condition 3;

         "Extraordinary Resolution" has the meaning set out in paragraph 21 of the Fourth Schedule;

         "Further Securities" means bonds or notes (whether in bearer or registered form) of the Issuer constituted by a Trust Deed supplemental to this Trust Deed pursuant to Clause 2(D) or the principal amount thereof for the time being outstanding or as the context may require a specific number thereof and includes any replacements for Further Securities issued pursuant to Condition 14 and where applicable any Global Security issued in respect thereof and, where the context requires or admits, includes the Receipts issued in respect of any Further Securities;

         "Global Security" means the Original Temporary Global Bond and/or the Original Permanent Global Bond and/or any other global bond or note issued in respect of the Further Securities of any series and includes any replacements for Global Securities issued pursuant to Condition 14;

         "Holders" means the several persons who are for the time being holders of the Securities (being, in the case of Bearer Securities, the bearers thereof and, in the case of Registered Securities, the several persons whose names are entered in the register of holders of the Registered Securities as the holders thereof) and the words "holder" and "holders" and related expressions shall (where appropriate) be construed accordingly;

         "indebtedness for borrowed money" has the meaning set out in Condition
3;

         "Liability" means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

         "Original Bondholders" means the several persons who are for the time being holders of the Original Bonds and, where the context so requires or admits, shall include the Original Receiptholders;

         "Original Bonds" means the bonds (in bearer form) comprising the said (pound)200,000,000 7.25 per cent. Guaranteed Bonds due 2028 of the Issuer hereby constituted or the principal amount thereof for the time being outstanding or, as the context may require, a specific number thereof and includes any replacements for Original Bonds issued pursuant to Condition 14, where the context so requires or admits any Original Receipts and (except for the purposes of Clause 3) the Original Temporary Global Bond and the Original Permanent Global Bond;

         "Original Couponholders" means the several persons who are for the time being holders of the Original Coupons;

         "Original Coupons" means the Coupons appertaining to the Original
Bonds;

         "Original Permanent Global Bond" means the permanent global bond in respect of the Original Bonds to be issued pursuant to Clause 3(C) in the form or substantially in the form set out in the First Schedule;

         "Original Receiptholders" means the holders of the Original Receipts;

         "Original Receipts" means the Receipts appertaining to the Original Bonds;

         "Original Talons" means the Talons appertaining to the Original Bonds in definitive form;

         "Original Temporary Global Bond" means the temporary global bond in respect of the Original Bonds to be issued pursuant to Clause 3(A) in the form or substantially in the form set out in the First Schedule;

         "outstanding" means in relation to the Securities all the Securities issued other than:

         (a) those Securities which have been redeemed pursuant to these presents;

         (b) those Securities in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including premium (if any) and all interest payable thereon) have been duly paid to the Trustee or to the Principal Paying Agent in the manner provided in the Agency Agreement (and where appropriate notice to that effect has been given to the relative Holders in accordance with Condition 15) and remain available for payment against presentation of the relevant Securities and/or Coupons;

         (c) those Securities which have been purchased and cancelled in accordance with Condition 7;

         (d)      those Securities which have become void under Condition 10;

         (e) those mutilated or defaced Securities which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 14;

         (f) (for the purpose only of ascertaining the principal amount of the Securities outstanding and without prejudice to the status for any other purpose of the relevant Securities) those Securities which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 14;

         (g) any Global Security to the extent that it shall have been exchanged for another Global Security in respect of the Securities of the relevant series or for the Securities of the relevant series in definitive form pursuant to its provisions; and

         (h) those Bearer Securities which have been exchanged for Registered Securities (and, where applicable, vice versa) and which have been cancelled or, if permitted by the Conditions of such Securities, are for the time being retained by or on behalf of the Issuer, in each case pursuant to the provisions of these presents.

         PROVIDED THAT for each of the following purposes, namely:

         (i) the right to attend and vote at any meeting of the Holders or any of them;

         (ii) the determination of how many and which Securities are for the time being outstanding for the purposes of Clause 9(A), Conditions 11, 12 and 16 and paragraphs 2, 5, 6 and 9 of the Fourth Schedule;

         (iii) any discretion, power or authority (whether contained in these presents or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Holders or any of them; and

         (iv) the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Holders or any of them,

         those Securities (if any) which are for the time being held by, for the benefit of, or on behalf of, the Issuer, the Guarantor or any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of any such holding company, in each case as beneficial owner, shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

         "Paying Agents" means, in relation to the Securities of any series, the several institutions (including where the context permits the Principal Paying Agent) at their respective specified offices initially appointed as paying agents in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agency Agreement and/or, if applicable, any Successor paying agents in relation to such. Securities;

         "PES Licence" has the meaning set out in Condition 3(j);

         "PES Subsidiary" has the meaning set out in Condition 3;

         "Potential Event of Default" means any condition, event or act which, with the lapse of time and/or the issue, making or giving of any notice, certification, declaration, demand, determination and/or request and/or the taking of any similar action and/or the fulfillment of any Similar condition, would constitute an Event of Default;

         "Principal Paying Agent" means, in relation to the Securities of any series, the institution at its Specified office initially appointed as principal paying agent in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agency Agreement or, if applicable, any Successor principal paying agent in relation to such Securities;

         "Principal Subsidiary" means at any time a Subsidiary of the Guarantor (other than the Issuer and not being an Excluded Subsidiary or any other Subsidiary of the Guarantor whose only indebtedness for borrowed money is Project Finance Indebtedness):

         (a) whose net profits before tax attributable to the Guarantor (consolidated in the case of a Subsidiary which itself has Subsidiaries and which in the normal course, prepares con-solidated accounts) or whose gross assets (consolidated in the case of a Subsidiary which itself has Subsidiaries) represent in each case (or, in the case of a Subsidiary acquired after the end of the financial period to which the then latest relevant audited consolidated accounts of the Guarantor and its Subsidiaries relate, are equal to) not less than 20 per cent, of the consolidated net profits before tax attributable to the shareholders of the Guarantor, or, as the case may be, consolidated gross assets, of the Guarantor and its Subsidi-aries taken as a whole, all as calculated respectively by reference to the then latest audited accounts (consolidated or, as the case may be, unconsolidated) of such Subsidiary and the then latest audited consolidated accounts of the Guarantor and its Subsidiaries, provided that

                  (i) in the case of a Subsidiary acquired after the end of the financial period to which the then latest relevant audited consolidated accounts relate, the reference to the then latest audited consolidated accounts for the purposes of the calculation above shall, until consolidated accounts for the financial period in which the acquisition is made have been prepared and audited as aforesaid, be deemed to be a reference to such first-mentioned accounts as if such Subsidiary had been shown in such accounts by reference to its then latest relevant audited accounts, adjusted as deemed appropriate by the Auditors of the Guarantor; and

                  (ii) if, in the case of a Subsidiary which itself has Subsidiaries, no consolidated accounts are prepared and audited, its consolidated net profits before tax attributable to the Guarantor and consolidated gross assets shall be determined on the basis of pro forma consolidated accounts of the relevant Subsidiary and its Subsidiaries prepared and audited for this purpose by the Auditors of the Guarantor or the auditors for the time being of the relevant Subsidiary; or

         (b) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Guarantor which immediately prior to such transfer is a Principal Subsidiary of the Guarantor, provided that the
                  transferor  Subsidiary shall upon such   transfer  forthwith
                  cease to be a Principal Subsidiary of the Guarantor and the transferee Subsidiary shall cease to be a Principal Subsidiary of the Guarantor pursuant to this sub-paragraph (b) on the date on which the consolidated accounts of the Guarantor and its Subsidiaries for the financial period current at the date of such transfer have been prepared and audited as aforesaid but so that such transferor Subsidiary or such transferee Subsidiary may be a Principal Subsidiary of the Guarantor on or at any time after the date on which such consolidated accounts have been prepared and audited as aforesaid by virtue of the provisions of sub-paragraph (a) above or before, on or at any time after such date by virtue of the provisions of this sub-paragraph (b) or sub-paragraph
                  (c) below; or

         (c) to which is transferred a business, an undertaking or assets which, taken together with the business, undertaking and assets of the transferee Subsidiary, generated (or, in the case of the transferee Subsidiary being acquired after the end of the financial period to which the then latest relevant audited consolidated, accounts of the Guarantor and its Sub-sidiaries relate, generate net profits before tax attributable to the Guarantor equal to) not less than 20 per cent. of the consolidated net profits before tax attributable to the share-holders of the Guarantor, or represent (or, in the case afore-said, are equal to) not less than 20 per cent, of the consoli-dated gross assets, of the Guarantor and its Subsidiaries taken as a whole, all as calculated as referred to in sub-paragraph (a) above, provided that the transferor Subsidiary (if a Principal Subsidiary of the Guarantor) shall upon such transfer forthwith cease to be a Principal Subsidiary of the Guarantor unless immediately following such transfer its business, undertaking and assets generate (or, in the case aforesaid, generate net profits before tax attributable to the Guarantor equal to) not less than 20 per cent. of the con-solidated net profits before tax attributable to the share-holders of the Guarantor, or its assets represent (or, in the case aforesaid, are equal to) not less than 20 per cent. of the consolidated gross assets, of the Guarantor and its Subsidiaries taken as a whole, all as calculated as referred to in sub-paragraph (a) above, and the transferee Subsidiary shall cease to be a Principal Subsidiary of the Guarantor pursuant to this sub-paragraph (c) on the date on which the consolidated accounts of the Guarantor and its Subsidiaries for the financial period current at the date of such transfer have been prepared and audited but so that such transferor Subsidiary or such transferee Subsidiary may be a Principal Subsidiary of the Guarantor on or at any time after the date on which such consolidated accounts have been prepared and audited as aforesaid by virtue of the provisions of sub-paragraph (a) above or before, on or at any time after such date by virtue of the provisions of this sub-paragraph (c) or sub-paragraph (b) above, provided that, in calculating the consolidated net profits before tax attributable to the shareholders of the Guarantor or consolidated gross assets of the Guarantor and its Subsidiaries taken as a whole, amounts in respect of minority interests shall only be excluded if and to the extent that such amounts have not been already excluded in the course of preparation of the relevant consolidated accounts.

         For the purposes of this definition if there shall at any time not be any relevant audited consolidated accounts of the Guarantor and its Subsidiaries, references thereto herein shall be deemed to refer to a consolidation by the Auditors of the Guarantor of the relevant audited accounts of the Guarantor and its Subsidiaries.

         A report by the Auditors of the Guarantor that in their opinion a Subsidiary of the Guarantor is or is not or was or was not at any particular time or throughout any specified period a Principal Subsidiary of the Guarantor shall, in the absence of manifest error, be conclusive and binding on all parties;

         "Project Finance Indebtedness" has the meaning set out in Condition 3;

         "Receiptholders" means the holders of the Receipts;

         "Receipts" means the non-transferable receipts (if any) for Securities to be issued by Paying Agents to the Holders pursuant to Condition 8(c);

         "Reference Banks" means, in relation to the Securities of any relevant series, the several banks initially appointed as reference banks in relation to such Securities by the Issuer and the Guarantor and referred to in the Conditions of such Securities and/or, if applicable, any Successor reference banks in relation to such Securities;

         "Registered Securities" means those of the Securities which are for the time being in registered form;

         "Registrar" means, in relation to the Securities of any relevant series (being, or which are exchangeable for, Registered Securities), the institution at its specified office initially appointed as registrar in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agency Agreement or, if applicable, any Successor registrar in relation to such Securities;

         "Relevant Date" has the meaning set out in Condition 9;

         "Relevant Indebtedness" has the meaning set out in Condition 3;

         "repay", "redeem" and "pay" shall each include both the others and cognate expressions shall be construed accordingly;

         "Restructuring Event" has the meaning set out in Condition 8(d)(vii);

         "Security Interest" has the meaning set out in Condition 3;

         "Securities" means, as the context may require, the Original Bonds and/or any Further Securities and/or any series thereof;

         "Subsidiary" means any company which is for the time being a subsidiary (within the meaning of Section 736 of the Companies Act 1985 of Great Britain);

         "Successor" means, in relation to the Agent Bank, the Principal Paying Agent, the other Paying Agents, the Reference Banks, the Registrar and the Transfer Agents, any successor to any one or more of them in relation to the Securities of the relevant series which shall become such pursuant to the provisions of these presents, the relative Agent Bank Agreement and/or the relative Agency Agreement (as the case may be) and/or such other or further agent bank, principal paying agent, paying agents, reference banks, registrar and/or transfer agents (as the case may be) in relation to such Securities as may (with the prior approval of, and on terms previously approved by, the Trustee in writing) from time to time be appointed as such, and/or, if applicable, such other or further specified offices (in the former case being within the same city as those for which they are substituted) as may from time to time be nominated, in each case by the Issuer and, if applicable, the Guarantor, and (except in the case of the initial appointments and specified offices made under and specified in the Conditions, the relative Agent Bank Agreement and/or the relative Agency Agreement, as the case may be) notice of whose appointment or, as the case may be, nomination has been given to the relevant Holders pursuant to Clause 14(xiii) in accordance with Condition 15;

         "Talons" means the talons appertaining to, and exchangeable in accordance with the provisions therein contained for further Coupons appertaining to, the Bearer Securities of any relevant Series in definitive form and includes any replacements for Talons issued pursuant to Condition 14;

         "The Stock Exchange" means, in relation to the Securities of any relevant series, the stock exchange or exchanges (if any) on which such Securities are quoted or listed on the issue thereof;

         "these presents" means this Trust Deed and the Schedules and any Trust Deed Supplemental hereto and the Schedules (if any) thereto and the Securities, the Coupons and the Conditions, all as from time to time modified in accordance with the provisions herein or therein Contained;

         "Transfer Agents" means, in relation to the Securities of any relevant series (being, or which are exchangeable for, Registered Securities), the institutions at their respective specified offices initially appointed as transfer agents in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agency Agreement and/or, if applicable, any Successor transfer agents in relation to such Securities;

         "Trust Corporation" means a corporation entitled by rules made under the Public Trustee Act 1906 of Great Britain or entitled pursuant to any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee;

         words denoting the singular shall include the plural and vice versa;

         words denoting one gender only shall include the other genders; and

         words denoting persons only shall include firms and corporations and vice versa.

(B)      (i)      All references in these presents to principal and/or
                  premium and/or interest in respect of the Securities or to any moneys payable by the Issuer and/or the Guarantor under these presents shall be deemed to include a reference to any additional amounts which may be payable under Condition 9 or, if applicable, under any undertaking or covenant given pursuant to Clause 14(xv) or Clause 21(A)(2)(ii).

         (ii) All references in these presents to principal or principal amount shall, unless the context otherwise requires, be deemed to include the Redemption Price (as defined in Condition 7).

         (iii) All references in these presents to "pounds", "sterling", "pounds sterling" or the sign "(pound)" shall be construed as references to the lawful currency for the time being of the United Kingdom.

         (iv) All references in these presents to any statute or any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such modification or re-enactment.

         (v) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

         (vi) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

         (vii) All references in these presents to taking proceedings against the Issuer and/or the Guarantor shall be deemed to include references to proving in the winding up of the Issuer and/or the Guarantor (as the case may be).

         (viii) Wherever in these presents the Issuer or the Guarantor (as the case may be) is required to give an opinion or make any determination, the Issuer or the Guarantor (as the case may be) shall, in so doing, be entitled to rely on advice from professional advisers but so that, as between the Issuer or the Guarantor (as the case may be), the Trustee, the Holders and the Couponholders, the Issuer or the Guarantor (as the case may be) alone shall be liable as to the validity of such opinion or determination.

         (ix) Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act 1985 of Great Britain.

         (x) In this Trust Deed references to Schedules, Clauses, sub-clauses, paragraphs and sub-paragraphs shall be construed as references to the Schedules to this Trust Deed and to the Clauses, sub-clauses, paragraphs and sub-paragraphs of this Trust Deed respectively.

         (xi) In these presents tables of contents and Clause headings are included for ease of reference and shall not affect the construction of these presents.

2.       COVENANT TO REPAY AND TO PAY INTEREST ON ORIGINAL BONDS

(A) THE aggregate principal amount of the Original Bonds is limited to (pound)200,000,000.

(B) The Issuer covenants with the Trustee that it will, in accordance with these presents, on the due date for the final maturity of the Original Bonds provided for in the Conditions, or on such earlier date as the same or any part thereof may become immediately due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Trustee in pounds sterling in London in immediately available funds the principal amount of the Original Bonds repayable on that date and shall in the meantime and until such date (both before and after any judgment or other order of a court of competent juris-diction) pay or procure to be paid unconditionally to or to the order of the Trustee as aforesaid interest (which shall accrue from day to day) on the principal amount of the Original Bonds at the rate of 7.25 per cent. per annum payable (less tax, if appropriate) annually in arrear on 4th August, the first such payment to be made on 4th August, 1998 in respect of the period from (and including) 4th February, 1998 to (but excluding) 4th August, 1998 PROVIDED THAT:

         (i) every payment of principal or interest in respect of the Original Bonds to or to the account of the Principal Paying Agent in the manner provided in the Agency Agreement shall operate in satisfaction pro tanto of the relative covenant by the Issuer in this Clause except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the relevant Original Bondholders or Original Couponholders (as the case may be);

         (ii) in any case where payment of principal is not made to the Trustee or the Principal Paying Agent on or before the due date, interest shall continue to accrue on the principal amount of the Original Bonds (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Trustee determines to be the date on and after which payment is to be made to the Original Bondholders in respect thereof as stated in a notice given to the Original Bondholders in accordance with Condition 15 (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Trustee or the Principal Paying Agent);

         (iii) in any case where payment of the whole or any part of the principal amount of any Original Bond is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (ii) above) interest shall accrue on that principal amount payment of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which, upon further presenta-tion of the relevant Original Bond, payment of the full amount (including interest as aforesaid) in pounds sterling payable in respect of such Original Bond is made or (if earlier) the seventh day after notice is given to the relevant Original Bondholder (either individually or in accordance with Condition 15) that the full amount (including interest as aforesaid) in pounds sterling payable in respect of such Original Bond is available for payment, provided that, upon further presentation thereof being duly made, such payment is made.

         The Trustee will hold the benefit of this covenant on trust for the Original Bondholders and the Original Couponholders in accordance with these presents.

         TRUSTEE'S REQUIREMENTS REGARDING PAYING AGENTS, REGISTRAR AND TRANSFER AGENTS

(C) At any time alter an Event of Default or a Potential Event of Default shall have occurred or the Securities shall otherwise have become due and repayable or the Trustee shall have received any money which it proposes to pay under Clause 10 to the Holders and/or Couponholders, the Trustee may:

         (i) by notice in writing to the Issuer, the Guarantor, the Principal Paying Agent, the other Paying Agents, the Registrar and the Transfer Agents require the Principal Paying Agent, the other Paying Agents, the Registrar and the Transfer Agents pursuant to the Agency Agreement:

                  (a) to act thereafter as Principal Paying Agent, Paying Agents, Registrar and Transfer Agents respectively of the Trustee in relation to payments to be made by or on behalf of. the Trustee under the provisions of these presents mutatis mutandis on the terms provided in the Agency Agreement (save that the Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents, the Registrar and the Transfer Agents shall be limited to the amounts for the time being held by the Trustee on the trusts of these presents relating to the relative Securities) and thereafter to hold all Securities and Coupons and all sums, documents and records held by them in respect of Securities and Coupons on behalf of the Trustee; or

                  (b) to deliver up all Securities and Coupons and all sums, documents and records held by them in respect of Securities and Coupons to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relative Paying Agent, the Registrar or the relative Transfer Agent, as the case may be, is obliged not to release by any law or regulation; and

         (ii) by notice in writing to the Issuer and the Guarantor require each of them to make all subsequent payments in respect of the Securities and Coupons to or to the order of the Trustee and not to the Principal Paying Agent; with effect from the issue of any such notice to the Issuer and the Guarantor and until such notice is withdrawn provisos (i) and (ii) to sub-clause
                  (B) of this Clause relating to the Original Bonds and any similar provisos relating to any Further Securities shall cease to have effect.

         FURTHER ISSUES

(D)     (i)       The Issuer shall be at liberty from time to time (but
                  subject always to the provisions of these presents) without the consent of the Holders or Couponholders to create and issue further bonds or notes (whether in bearer or registered form) either (a) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon), and so that the same shall be consolidated and form a single series, with the Original Bonds and/or the Further Securities of any series or (b) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may at the time of issue thereof determine.

         (ii) Any further bonds or notes which are to be created and issued pursuant to the provisions of paragraph (i) above so as to form a single series with the Original Bonds and/or the Further Securities of any series shall be constituted by a trust deed supplemental to this Trust Deed and any other further bonds or notes which are to be created and issued pursuant to the provisions of paragraph (i) above may (subject to the consent of the Trustee) be constituted by a trust deed supplemental to this Trust Deed. In any such case the Issuer and the Guarantor shall prior to the issue of any further bonds or notes to be so constituted (being Further Securities) execute and deliver to the Trustee a trust deed supplemental to this Trust Deed (in relation to which all applicable stamp duties or other documentation fees, duties or taxes have been paid and, if applicable, duly stamped or denoted accordingly) and containing a covenant by the Issuer in the form mutatis mutandis of Clause 2(B) in relation to the principal, premium (if any) and interest in respect of such Further Securities and such other provisions (whether or not corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require.

         (iii) A memorandum of every such supplemental Trust Deed shall be endorsed by the Trustee on this Trust Deed and by the Issuer and the Guarantor on their duplicates of this Trust Deed.

         (iv) Whenever it is proposed to create and issue any Further Securities the Issuer shall give to the Trustee not less than 14 days' notice in writing of its intention so to do stating the amount of further bonds or notes proposed to be created and issued.

(E) Any Further Securities not forming a single series with the Original Bonds or Further Securities of any series shall form a separate series and accordingly, unless for any purpose the Trustee in its absolute discretion shall otherwise determine, the provisions of sub-clause (C) of this Clause and of Clauses 4 to 22 (both inclusive) and 23(B) and the Third and Fourth Schedules shall apply mutatis mutandis separately and independently to each series of the Securities and in such Clauses and Schedules the expressions "Securities", "Holders", "Coupons", "Couponholders", "Receipts", "Receiptholders" and "Talons" shall be construed accordingly.

3.       FORM AND ISSUE OF ORIGINAL BONDS AND ORIGINAL COUPONS

(A) THE Original Bonds shall be represented initially by the Original Temporary Global Bond which the Issuer shall issue to a bank depositary common to both Euroclear and Cedel Bank on terms that such depositary shall hold the same for the account of the persons who would otherwise be entitled to receive the Original Bonds in definitive form ("Definitive Original Bonds") (as notified to such depositary by UBS Limited on behalf of the Managers of the issue of the Original Bonds) and the successors in title to such persons as appearing in the records of Euroclear and Cedel Bank for the time being.

(B) The Original Temporary Global Bond shall be printed or typed in the form or substantially in the form set out in the First Schedule. The

         Original Temporary Global Bond shall be in the aggregate principal amount shown therein and shall be signed manually by a person duly authorised by the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. The Original Temporary Global Bond so executed and authenticated shall be a binding and valid obligation of the Issuer.

(C) The Issuer shall issue the Original Permanent Global Bond in exchange for the Original Temporary Global Bond in accordance with the provisions thereof. The Original Permanent Global Bond shall be printed or typed in the form or substantially in the form set out in the First Schedule. The Original Permanent Global Bond shall be in the aggregate principal amount shown therein and shall be signed manually or in facsimile by a person duly authorised by the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. The Original Permanent Global Bond so executed and authenticated shall be a binding and valid obligation of the Issuer.

(D) The Issuer shall issue the Definitive Original Bonds (together with the unmatured Original Coupons attached) in exchange for the Original Permanent Global Bond in accordance with the provisions thereof. Pending exchange of the entire principal amount of the Original Permanent Global Bond the holder thereof shall, subject to the terms thereof, be deemed to be the holder of the Original Bonds and the Original Coupons represented thereby for all purposes.

(E) The Definitive Original Bonds and the Original Coupons shall be issued to bearer in the respective forms or substantially in the respective forms set out in Part I of the Second Schedule and the Definitive Original Bonds shall be issued in the denominations of (pound)1,000, (pound)10,000 and (pound)100,000 (serially numbered) and shall be endorsed with the Conditions. Title to the Definitive Original Bonds and the Original Coupons shall pass by delivery.

(F) The Definitive Original Bonds shall be signed manually or in facsimile by a Director of the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. The Issuer may use the facsimile signature of any person who at the date such signature is affixed is a Director of the Issuer notwithstanding that at the time of issue of any of the Definitive Original Bonds he may have ceased for any reason to be the holder of such office. The Definitive Original Bonds so executed and authenticated and the Original Coupons, upon execution and authentication of the relevant Definitive Original Bonds, shall be binding and valid obligations of the Issuer. The Original Coupons shall not be signed.

4.       FEES, DUTIES AND TAXES

         THE Issuer will pay any stamp, issue, registration, documentary and other fees, duties and taxes, including interest and penalties, payable on or in connection with (i) the execution and delivery of these presents, (ii) the constitution and original issue of the Securities and the Coupons and (iii) any action taken by or on behalf of the Trustee or (where permitted under these presents so to do) any Holder or Couponholder to enforce, or to resolve any doubt concerning, or for any other purpose in relation to, these presents.

5. COVENANT OF COMPLIANCE

         EACH of the Issuer and the Guarantor severally covenants with the Trustee that it will comply with and perform and observe all the provisions of these presents which are expressed to be binding on it.

         The Conditions shall be binding on the Issuer, the Guarantor, the Holders and the Couponholders. The Trustee shall be entitled to enforce the obligations of the Issuer and the Guarantor under the Securities and the Coupons as if the same were set out and contained in the trust deeds constituting the same, which shall be read and construed as one document with the Securities and the Coupons.

         The Trustee shall hold the benefit of this covenant upon trust for itself and the Holders according to its and their respective interests.

6.       CANCELLATION OF SECURITIES AND RECORDS

(A) THE Issuer shall procure that all Securities (i) redeemed or (ii) purchased by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor and surrendered for cancellation or
         (iii) which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 14 or (iv) exchanged as provided in these presents (together in each case with all unmatured Coupons attached thereto or delivered therewith) and all Coupons paid in accordance with the Conditions or which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 14 and all Talons exchanged in accordance with the Conditions for further Coupons shall forthwith be cancelled by or on behalf of the Issuer and a certificate stating:

         (a) the aggregate principal amount of Securities which have been redeemed and the aggregate amounts in respect of Coupons which have been paid;

         (b) the serial numbers of such Bearer Securities in definitive form;

         (c) the total numbers (where applicable, of each denomination) by maturity date of such Coupons;

         (d) the aggregate amount of interest paid (and the due dates of such payments) on Global Securities and/or on Registered Securities;

         (e) the aggregate principal amount of Securities (if any) which have been purchased by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor and cancelled and the serial numbers of such Bearer Securities in definitive form and the total number (where applicable, of each denomination) by maturity date of the Coupons attached thereto or surrendered therewith;

         (f) the aggregate principal amounts of Securities and the aggregate amounts in respect of Coupons which have been so exchanged or surrendered and replaced and the serial numbers of such Bearer Securities in definitive form and the total number (where applicable, of each denomination) by maturity date of such Coupons;

         (g) the total number (where applicable, of each denomination) by maturity date of unmatured Coupons missing from Securities in definitive form bearing interest at a fixed rate which have been redeemed or exchanged or surrendered and replaced and the serial numbers of the Bearer Securities in definitive form to which such missing unmatured Coupons appertained; and

         (h) the total number (where applicable, of each denomination) by maturity date of Talons which have been exchanged for further Coupons,

         shall be given to the Trustee by or on behalf of the Issuer as soon as possible and in any event within four months after the date of such redemption, purchase, payment, exchange or replacement (as the case may

         be). The Trustee may accept such certificate as conclusive evidence of redemption, purchase, exchange or replacement pro tanto of the Securities or payment of interest thereon or exchange of the Talons respectively and of cancellation of the relative Securities and Coupons.

(B) The Issuer shall procure (i) that the Principal Paying Agent shall keep a full and complete record of all Securities and Coupons (other than serial numbers of Coupons) and of their redemption, purchase by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor, cancellation, payment or exchange (as the case may be) and of all replacement securities or coupons or talons issued in sub-stitution for lost, stolen, mutilated, defaced or destroyed Securities or Coupons (ii) that the Principal Paying Agent shall in respect of the Coupons of each maturity retain (in the case of Coupons other than Talons) until the expiry of 10 years from the Relevant Date in respect of such Coupons and (in the case of Talons) indefinitely either all paid or exchanged Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid or unexchanged and (iii) that such records and Coupons (if any) shall be made available to the Trustee at all reasonable times.

7.       GUARANTEE AND INDEMNITY

(A)      THE Guarantor hereby irrevocably and unconditionally guarantees to the
         Trustee:

         (i) the due and punctual payment in accordance with the provisions of these presents of the principal of and premium (if any) and interest on the Securities and of any other amounts payable by the Issuer under these presents; and

         (ii) the due and punctual performance and observance by the Issuer of each of the other provisions of these presents on the Issuer's part to be performed or observed.

(B) If the Issuer fails for any reason whatsoever punctually to pay any such principal, premium, interest or other amount, the Guarantor shall cause each and every such payment to be made as if the Guarantor instead of the Issuer were expressed to be the primary obligor under these presents and not merely as surety (but without affecting the nature of the Issuer's obligations) to the intent that the holder of the relevant Security, Coupon or Receipt or the Trustee (as the case may be) shall receive the same amounts in respect of principal, premium, interest or such other amount as would have been receivable had such payments been made by the Issuer.

(C) If any payment received by the Trustee or any Holder or Couponholder under the provisions of these presents shall (whether on the subsequent bankruptcy, insolvency or corporate reorganisation of the Issuer or, without limitation, on any other event) be avoided or set aside for any reason, such payment shall not be considered as discharging or diminishing the liability of the Guarantor and this guarantee shall continue to apply as if such payment had at all times remained owing by the Issuer and the Guarantor shall indemnify the Trustee and the Holders and/or Couponholders and/or Receiptholders (as the case may be) in respect thereof PROVIDED THAT the obligations of the Issuer and/or the Guarantor under this sub-clause shall, as regards each payment made to the Trustee or any Holder or Couponholder or Receiptholder which is avoided or set aside, be contingent upon such payment being reimbursed to the Issuer or other persons entitled through the Issuer.

(D) The Guarantor hereby agrees that its obligations under this Clause shall be unconditional and that the Guarantor shall be fully liable irrespective of the validity, regularity, legality or enforceability against the Issuer of, or of any defence or counter-claim whatsoever available to the Issuer in relation to, its obligations under these presents, whether or not any action has been taken to enforce the same or any judgment obtained against the Issuer, whether or not any of the other provisions of these presents have been modified, whether or not any time, indulgence, waiver, authorisation or consent has been granted to the Issuer by or on behalf of the Holders or the Coupon-holders or the Receiptholders or the Trustee, whether or not any determination has been made by the Trustee pursuant to Clause 19(A), whether or not there have been any dealings or transactions between the Issuer, any of the Holders or Couponholders or Receiptholders or the Trustee, whether or not the Issuer has been dissolved, liquidated, merged, consolidated, bankrupted or has changed its status, functions, control or ownership, whether or not the Issuer has been prevented from making payment by foreign exchange provisions applicable at its place of registration or incorporation and whether or not any other circumstances have occurred which might otherwise con-stitute a legal or equitable discharge of or defence to a guarantor. Accordingly the validity of this guarantee shall not be affected by reason of any invalidity, irregularity, illegality or unenforce-ability of all or any of the obligations of the Issuer under these presents and this guarantee shall not be discharged nor shall the liability of the Guarantor under these presents be affected by any act, thing or omission or means whatever whereby its liability would not have been discharged if it had been the principal debtor.

(E) Without prejudice to the provisions of Clause 9(A) the Trustee may determine from time to time whether or not it will enforce this guarantee which it may do without making any demand of or taking any proceedings against the Issuer and may from time to time make any arrangement or compromise with the Guarantor in relation to this guarantee which the Trustee may consider expedient in the interests of the Holders.

(F) The Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of dissolution, liquidation, merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to these presents or the indebtedness evidenced thereby and all demands whatsoever and covenants that this guarantee shall be a continuing guarantee, shall extend to the ultimate balance of all sums payable and obligations owed by the Issuer under these presents, shall not be discharged except by complete performance of the obligations in these presents and is additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from the Guarantor or otherwise.

(G) If any moneys shall become payable by the Guarantor under this guarantee the Guarantor shall not, so long as the same remain unpaid, without the prior written consent of the Trustee:

         (i) in respect of any amounts paid by it under this guarantee, exercise any rights of subrogation or contribution or, without limitation. any other right or remedy which may accrue to it in respect of or as a result of any such payment; or

         (ii) in respect of any other moneys for the time being due to the Guarantor by the Issuer, claim payment thereof or exercise any other right or remedy;

         (including in either case claiming the benefit of any security or right of set-off or, on the liquidation of the Issuer, proving in competition with the Trustee). If, notwithstanding the foregoing, upon the bankruptcy, insolvency or liquidation of the Issuer, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, shall be received by the Guarantor before payment in full of all amounts payable under these presents shall have been made to the Holders, the Couponholders, the

         Receiptholders and the Trustee, such payment or distribution shall be received by the Guarantor on trust to pay the same over immediately to the Trustee for application in or towards the payment of all sums due and unpaid under these presents in accordance with Clause 10.

(H) The obligations of the Guarantor under these presents constitute direct, unconditional and (subject to the provisions of Condition 3) unsecured obligations of the Guarantor and (subject as aforesaid) rank and will rank pari passu with all other outstanding unsecured and unsubordinated obligations of the Guarantor, present and future, but, in the event of insolvency, only to the extent permitted by applicable laws relating to creditors' rights.

(I) As separate, independent and alternative stipulations, the Guarantor unconditionally and irrevocably agrees (1) that any sum which, although expressed to be payable by the Issuer under this Trust Deed, the Securities or the Coupons, is for any reason (whether or not now existing and whether or not now known or becoming known to the Issuer, the Guarantor, the Trustee or any holder or Couponholder) not recover-able from the Guarantor on the basis of a guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand and (2) as a primary obligation to indemnify the Trustee, each Holder and each Couponholder against any loss suffered by it as a result of any sum expressed to be payable by the Issuer under this Trust Deed, the Securities or the Coupons not being paid on the date and otherwise in the manner specified in this Trust Deed or any payment obligation of the Issuer under this Trust Deed, the Securities or the Coupons being or becoming void, voidable or unenforceable for any reason (whether or not now existing and whether or not now known or becoming known to the Trustee, any Holder or any Couponholder), the amount of any such loss being the amount expressed to be payable by the Issuer in respect of the relevant sum.

8.       ENFORCEMENT

(A) THE Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against or in relation to each of the Issuer and the Guarantor to enforce their respective obligations under these presents.

(B) Proof that as regards any specified Security or Coupon the Issuer or the Guarantor (as the case may be) has made default in paying any amount due in respect of such Security or Coupon shall (unless the contrary be proved) be sufficient evidence that the same default has been made as regards all other Securities or Coupons (as the case may be) in respect of which the relevant amount is due and payable.

(C) References in the provisions of any Trust Deed supplemental to this Trust Deed corresponding to provisos (ii) and (iii) to Clause 2(B) to "the rate aforesaid" shall, in respect of any Securities bearing interest at a floating or variable rate, in the event of such Securities having become due and repayable, with effect from the expiry of the interest period during which such Securities become due and repayable, be construed as references to a rate of interest calculated mutatis mutandis in accordance with the Conditions except that no notices need be published in respect thereof.

9.       PROCEEDINGS, ACTION AND INDEMNIFICATION

(A) THE Trustee shall not be bound to take any proceedings mentioned in Clause 8(A) or any other action in relation to these presents unless respectively directed or requested to do so (i) by an Extraordinary Resolution or (ii) in writing by the holders of at least one-quarter in principal amount of the Securities then outstanding and in either case then only if it shall be indemnified to its satisfaction against all Liabilities to which it may thereby render itself liable or which it may incur by so doing.

(B) Only the Trustee may enforce the provisions of these presents. No Holder or Couponholder shall be entitled to proceed directly against the Issuer or the Guarantor to enforce the performance of any of the provisions of these presents unless the Trustee having become bound as aforesaid to take proceedings fails to do so within a reasonable period and such failure is continuing.

10.      APPLICATION OF MONEYS

         ALL moneys received by the Trustee under these presents shall, unless and to the extent attributable in the opinion of the Trustee to a particular series of the Securities, be apportioned pari passu and rateably between each series of the Securities, and all moneys received by the Trustee under these presents to the extent attributable in the opinion of the Trustee to a particular series of the Securities or which are apportioned to such series as aforesaid (including any moneys which represent principal, premium or interest in respect of Securities or Coupons which have become void under Condition 10) shall be held by the Trustee upon trust to apply them (subject to Clause 12):

         FIRST in payment or satisfaction of all amounts then due and unpaid under Clauses 15 and/or 16(J) to the Trustee and/or any Appointee;

         SECONDLY in or towards payment pari passu and rateably of all principal, premium (if any) and interest then due and unpaid in respect of the Securities of that series;

         THIRDLY in or towards payment pari passu and rateably of all principal, premium (if any) and interest then due and unpaid in respect of the Securities of each other series; and

         FOURTHLY in payment of the balance (if any) to the Issuer or the Guarantor, as the case may be, (without prejudice to, or liability in respect of, any question as to how such payment to the Issuer shall be dealt with as between the Issuer, the Guarantor and any other person).

         Without prejudice to this Clause 10, if the Trustee holds any moneys which represent principal, premium (if any) and interest in respect of the Securities which have become void or in respect of which claims have been prescribed under Condition 10, the Trustee will hold such moneys on the above trusts.

11.      NOTICE OF PAYMENTS

         THE Trustee shall give notice to the relevant Holders in accordance with Condition 15 of the day fixed for any payment to them under Clause
         10. Such payment may be made in accordance with Condition 6 and any payment so made shall be a good discharge to the Trustee.

12.      INVESTMENT BY TRUSTEE

(A) IF the amount of the moneys at any time available for the payment of principal, premium (if any) and interest in respect of the Securities under Clause 10 shall be less than 10 per cent. of the principal amount of the Securities then outstanding the Trustee may at its discretion invest such moneys in some or one of the investments authorised below. The Trustee at its discretion may vary such invest-ments and may accumulate such investments and the resulting income until the accumulations, together with any other funds for the time being under the control of the Trustee and available for such purpose, amount to at least 10 per cent. of the principal amount of the Securities then outstanding and then such accumulations and funds shall be applied under Clause 10.

(B) Any moneys which under the trusts of these presents ought to or may be invested by the Trustee may be invested in the name or under the control of the Trustee in any investments or other assets in any part of the world whether or not they produce income or by placing the same on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may think fit. If such bank or financial institution is the Trustee or a Subsidiary, holding or associated company of the Trustee it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss resulting from any such investments or deposits, whether due to depreciation in value, fluctuations in exchange rates or otherwise.

13.      PARTIAL PAYMENTS

         UPON any payment under Clause 10 (other than payment in full against surrender of a Security or Coupon) the Security or Coupon in respect of which such payment is made shall be produced to the Trustee or the Paying Agent by or through whom such payment is made and the Trustee shall or shall cause such Paying Agent to enface thereon a memorandum of the amount and the date of payment but the Trustee may in any particular case or generally in relation to Registered Securities dispense with such production and enfacement upon such indemnity being given as it shall think sufficient.

14. COVENANTS BY THE ISSUER AND THE GUARANTOR

         SO long as any of the Securities remains outstanding (or, in the case of paragraphs (viii), (ix), (xiii) to (xvi) inclusive and (xviii), so long as any of the Securities or Coupons remains liable to prescription) each of the Issuer and the Guarantor severally covenants with the Trustee that it shall:

         (i) at all times carry on and conduct its affairs and procure its Subsidiaries (if any) to carry on and conduct their respective affairs in a proper and efficient manner;

         (ii) give or procure to be given to the Trustee such opinions, certificates, information and evidence as it shall properly require and in such form as it shall properly require (including without limitation the procurement by the Issuer and/or the Guarantor of all such certificates called for by the Trustee pursuant to Clause 16(C)) for the purpose of the proper discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

         (iii) cause to be prepared and certified by its Auditors in respect of each financial accounting period accounts in such form as will comply with all relevant legal and accounting requirements and all applicable requirements for the time being of The Stock Exchange;

         (iv) at all times keep and procure its Subsidiaries (if any) to keep proper books of account and following the occurrence of an Event of Default or a Potential Event of Default or if the Trustee has grounds to believe that an Event of Default or a

                  Potential Event of Default has occurred or is likely to occur allow and procure its Subsidiaries to allow the Trustee and any person appointed by the Trustee to whom the Issuer, the Guarantor or the relevant Subsidiary (as the case may be) shall have no reasonable objection free access to such books of account at all reasonable times during normal business hours;

         (v) send to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer or the Guarantor) two copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders in their capacity as such together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Holders) in their capacity as such as soon as reasonably practicable after the issue or publication thereof;

         (vi) forthwith give notice in writing to the Trustee of the coming in to existence of any Security Interest which would require any security to be given to any series of the Securities pursuant to Condition 3 or of the occurrence of any Event of Default or any Potential Event of Default or any Restructuring Event

         (vii) give to the Trustee (a) within seven days after demand by the Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts (if such audited accounts are prepared and published) in respect of each financial period commencing with the financial period ending 31st March, 1998 (or such later date as may be the end of the first financial period in respect of which such accounts are required to be prepared) and in any event not later than 180 days after the end of each such financial period a certificate signed by two Directors of the Issuer and two Directors of the Guarantor to the effect that as at a date not more than seven days before delivering such certifi-cate (the "relevant date") there did not exist and had not existed since the relevant date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default or any Potential Event of Default or any Restructuring Event (or if such exists or existed specifying the same) and that during the period from and including the relevant date of the last such certificate or in the case of the first such certificate the date hereof) to and including the relevant date of such certificate each of the Issuer and the Guarantor has complied with all its obligations contained in these presents or (if such is not the case) specifying the respects in which it has not complied;

         (viii) at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to these presents;

         (ix) at all times maintain an Agent Bank, Reference Banks, Paying Agents, a Registrar and Transfer Agents in accordance with the Conditions;

         (x) procure the Principal Paying Agent to notify the Trustee forthwith in the event that it does not, on or before the due date for any payment in respect of the Securities or any of them or any of the Coupons, receive unconditionally pursuant to the Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Securities or Coupons as the case may be;

         (xi) in the event of the unconditional payment to the Principal Paying Agent of any sum due in respect of the Securities or any of them or any of the Coupons being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Holders in accordance with Condition 15 that such payment has been made;

         (xii) use all reasonable endeavours to maintain the listing of the Securities on The Stock Exchange or, if it is unable to do so having used all reasonable endeavours, use all reasonable endeavours to obtain and maintain a quotation or listing of the Securities on such other stock exchange or exchanges or securities market or markets as the Issuer may (with the prior written approval of the Trustee) decide and shall also upon obtaining a quotation or listing of the Securities on such other stock exchange or exchanges or securities market or markets enter into a trust deed supplemental to this Trust Deed to effect such consequential amendments to these presents as the Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market;

         (xiii) give notice to the Holders in accordance with Condition 15 of any appointment, resignation or removal of any Agent Bank, Reference Bank, Paying Agent, Registrar or Transfer Agent (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Registrar and Transfer Agents) after having obtained the prior written approval of the Trustee thereto or any change of any Paying Agents, Registrar's or Transfer Agent's specified office and (except as provided by the Agent Bank Agreement or the Agency Agree-ment or the Conditions) at least 30 days prior to such event taking effect; PROVIDED ALWAYS THAT so long as any of the Securities remains outstanding in the case of the termina-tion of the appointment of the Agent Bank, the Registrar or a Transfer Agent or so long as any of the Securities or Coupons remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Agent Bank, Registrar, Transfer Agent or Principal Paying Agent (as the case may be) has been appointed on terms previously approved in writing by the Trustee;

         (xiv) obtain the prior written approval of the Trustee to, and promptly give to the Trustee two copies of, the form of every notice given to the Holders in accordance with Condition 15 (such approval, unless so expressed, not to constitute approval for the purposes of Section 57 of the Financial Services Act 1986 of the United Kingdom of any such notice which is an investment advertisement (as therein defined));

         (xv) if payments of principal, premium or interest in respect of the Securities or the Coupons by the Issuer or the Guarantor shall become subject generally to the taxing jurisdiction of any territory or any political sub-division thereof or any authority therein or thereof having power to tax other than or in addition to the United Kingdom or any such political sub-division thereof or any such authority therein or thereof, as soon as reasonably practicable after having become aware thereof notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a Trust Deed supplemental to this Trust Deed, giving to the Trustee (if required by it) an undertaking or covenant in form and manner satisfactory to the Trustee confirming the juris-diction or jurisdictions which is or are the Relevant Juris-diction for the purposes of Condition 7 and Condition 9;

         (xvi) comply with and perform all its obligations under the Agent Bank Agreement and the Agency Agreement and use all reasonable endeavours to procure that the Agent Bank, the Paying Agents, the Registrar and the Transfer Agents comply with and perform all their respective obligations thereunder and (in the case of the Paying Agents) any notice given by the Trustee pursuant to Clause 2(C)(i) and not make any amendment or modification to either of such Agreements without the prior written approval of the Trustee;

         (xvii) in order to enable the Trustee to ascertain the principal amount of Securities of each series for the time being outstanding for any of the purposes referred to in the proviso to the definition of "outstanding" in Clause 1, deliver to the Trustee forthwith upon being so requested in writing by the Trustee a certificate in writing signed by two Directors of the Issuer or two Directors of the Guarantor (as appropriate) setting out the total number and aggregate principal amount of Securities of each series which:

                  (a) up to and including the date of such certificate have been purchased by the Issuer, the Guarantor, any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of any such holding company and cancelled; and

                  (b) are at the date of such certificate held by, for the benefit of, or on behalf of, the Issuer, the Guarantor, any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of any such holding company;

         (xviii) procure its Subsidiaries to comply with all (if any) applicable provisions of Condition 7(d);

         (xix) procure that each of the Paying Agents makes available for inspection by Holders and Couponholders at its specified office copies of these presents, the Agency Agreement, the Agent Bank Agreement and the then latest audited balance sheet and profit and loss account (consolidated if applicable) of the Issuer and the Guarantor;

         (xx) if, in accordance with the provisions of the Conditions, interest in respect of Bearer Securities denominated in U.S. dollars becomes payable at the specified office of any Paying Agent in the United States of America promptly give notice thereof to the Holders in accordance with Condition 15;

         (xxi) give to the Trustee at the same time as sending to it the certificates referred to in paragraph (vii) above and in any event not later than 180 days after the last day of each financial period of the Guarantor, a certificate by the Auditors of the Guarantor listing those Subsidiaries of the Guarantor which as at the relevant date (as defined in paragraph (vii) above) of the relevant certificate given under paragraph (vii) above or, as the case may be, as at such last day were Principal Subsidiaries of the Guarantor for the purposes of Condition 11;

         (xxii) (in respect of the Guarantor only) give to the Trustee, as soon as reasonably practicable after the acquisition or disposal of any company which thereby becomes or ceases to be a Principal Subsidiary of the Guarantor or after any transfer is made to any Subsidiary of the Guarantor which thereby becomes a Principal Subsidiary of the Guarantor, a certificate by the Auditors of the Guarantor to such effect;

         (xxiii) upon due surrender in accordance with the Conditions, pay the face value of all Coupons (including Coupons issued in exchange for Talons) appertaining to all Securities purchased by (except for those held by the Issuer) the Issuer, the

                  Guarantor, any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of any such holding company;

         (xxiv) (in respect of the Guarantor only) give to the Trustee a certificate of the Auditors of the Guarantor:

                  (a) specifying the amount of the Capital and Reserves for the purposes of Condition 3, such certificate to be provided before the Issuer creates or has outstanding a Security Interest in respect of any Relevant Indebtedness and/or guarantees within Condition 3;

                  (b) specifying that a Subsidiary of the Guarantor satisfies the provisions of Condition 3(c)(i) and
                           (ii), such certificate to be provided before or at the same time as any written notice given to the Trustee by the Guarantor under Condition 3(c)(iii) that a Subsidiary of the Guarantor is an Excluded Subsidiary; and

                  (c) specifying the amount of the Capital and Reserves for the purposes of Condition 11(c), such certificate to be provided within 10 days of any request by the Trustee for its provision;

         (xxv) give to the Trustee a certificate of two Directors of the Issuer or of the Guarantor:

                           specifying the aggregate amount of any Relevant Indebtedness of the Issuer, the Guarantor or a PES Subsidiary or guaranteed by the Issuer, the Guarantor or a PES Subsidiary and in respect of which a Security Interest or Security Interests has or have been created or is or are outstanding, such certificate to be provided before the Issuer, the Guarantor or a PES Subsidiary creates or has outstanding any new Security Interest;

         (xxvi) procure delivery to the Trustee of a certificate of two Directors of Yorkshire Electricity Group plc ("YEG"):

                  (a) specifying details of any modification to the terms and conditions of the PES Licence, such certificate to be provided promptly upon any such modification being made; and

                  (b) specifying any higher figure determined by the Director (as defined in the PES Licence) as is mentioned in Condition 11, such certificate to be provided within 5 days of the Director determining such figure by notice in writing to the Secretary of State (as defined in the PES Licence) and YEG; and

         (xxvii) give notice to the Trustee as soon as practicable after its Directors or the Directors of any PBS Subsidiary have resolved to give any Security Interest in respect of any Relevant Indebtedness or guarantee as described in Condition 3.

15.      REMUNERATION AND INDEMNIFICATION OF TRUSTEE

(A) THE Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be at such rate as may from time to time be agreed between the Issuer, the Guarantor and the Trustee. Such remuneration shall be payable in advance on 4th February in each year, the first such payment to be made on the date hereof. Upon the issue of any Further Securities the rate of remuneration in force immediately prior thereto shall be increased by such amount as shall be agreed between the Issuer and the Trustee, such increased remuneration to be calculated from such date as shall be agreed as aforesaid. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Securities of any series be reduced by such amount as shall be agreed between the Issuer and the Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Holders and Couponholders) up to and including the date when, all the Securities having become due for redemption, the redemption moneys and interest thereon to the date of redemption have been paid to the Principal Paying Agent or the Trustee PROVIDED THAT if upon due pre-sentation of any Security or Coupon or any cheque payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue.

(B) In the event of the occurrence of an Event of Default or a Potential Event of Default or the Trustee considering it expedient or necessary or being requested by the Issuer or the Guarantor to undertake duties which the Trustee and the Issuer or (as the case may be) the Guarantor agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them (being the Issuer, the Guarantor and the Trustee).

(C) The Issuer shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under these presents.

(D) In the event of the Trustee and the Issuer or (as the case may be) the Guarantor failing to agree:

         (1) (in a case to which sub-clause (A) above applies) upon the amount of the remuneration; or

         (2) (in a case to which sub-clause (B) above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents, or upon such additional remuneration, such matters shall be determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, falling such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant bank being payable by the Issuer or failing whom the Guarantor) and the determination of any such merchant bank shall be final and binding upon the Trustee and the Issuer and (where relevant) the Guarantor.

(E) The Issuer shall also, pay or discharge all Liabilities incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, these presents, including but not limited to travelling expenses and any stamp, issue, registration. documentary and other taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, these presents.

(F) All amounts payable pursuant to sub-clause (E) above and/or Clause 16(J) shall be payable by the Issuer within 14 days of a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall (if not paid within seven days after such demand and the Trustee so requires) carry interest at the rate of one per cent. per annum above the Base Rate from time to time of. National Westminster Bank Plc from the date specified in such demand, and in all other cases shall (if not paid within 14 days of such demand or, if later, within seven days after such demand and, in either case, the Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Trustee shall carry interest at such rate from the due date therefor.

(G) Unless otherwise specifically stated in any discharge of these presents the provisions of this Clause and Clause 16(J) shall continue in full force and effect notwithstanding such discharge.

(H) The Trustee shall be entitled in its absolute discretion to determine in respect of which series of Securities any Liabilities incurred under these presents have been incurred or to allocate any such Liabilities between the Original Bonds and any Further Securities of any series.

16.      SUPPLEMENT TO TRUSTEE ACT 1925

         THE Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 of England and Wales and by way of supplement thereto it is expressly declared as follows:

(A) The Trustee may in relation to these presents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Issuer, the Guarantor, the Trustee or otherwise and shall not be responsible for any Liability occasioned by so acting.

(B) Any such advice, opinion or information may be sent or obtained by letter, telex, telegram. facsimile transmission or cable and the Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic.

(C) The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two Directors of the Issuer and/or by any two Directors of the Guarantor and/or (where permitted by the Conditions) any two Directors of YEG and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by it or any other person acting on such certificate.

(D) The Trustee shall be at liberty to hold or to place these presents and any other documents relating thereto in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Trustee to be of good repute and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with any such deposit and may pay all sums required to be paid on account of or in respect of any such deposit.

(E) The Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Securities by the Issuer, the exchange of any Global Security for another Global Security or definitive Securities or the delivery of any Global Security or definitive Securities to the person(s) entitled to it or them.

(F) The Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Event of Default, Potential Event of Default, Negative Rating Event, any Restructuring Event or any event which could lead to the occurrence of or could constitute a Restructuring Event has occurred and, until it shall have actual knowledge or express notice pursuant to these presents to the contrary, the Trustee shall be entitled to assume that no Event of Default, Potential Event of Default, Negative Rating Event, any Restructuring Event or any other such event has occurred and that the Issuer and the Guarantor are observing and performing all their respective obligations under these presents.

(G) Save as expressly otherwise provided in these presents, the Trustee shall have absolute and uncontrolled discretion as to the exercise of its trusts, powers, authorities and discretions under these presents (the exercise of which as between the Trustee and the Holders and Couponholders shall be conclusive and binding on the Holders and Couponholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise.

(H) The Trustee shall not be liable to any person by reason of having acted upon any resolution purporting to have been passed at any meeting of the Holders of Securities of all or any series in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon such Holders and the relative Couponholders.

(I) The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Security or Coupon purporting to be such and subsequently found to be forged or not authentic.

(J) Without prejudice to the right of indemnity by law given to trustees, each of the Issuer and the Guarantor shall severally indemnify the Trustee and every Appointee and keep it or him indemnified against all Liabilities to which it or he may be or become subject or which may be incurred by it or him in the execution or purported execution of any of its trusts, powers, authorities and discretions under these presents or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any such appointment.

(K) Any consent or approval given by the Trustee for the purposes of these presents may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in these presents may be given retrospectively.

(L) The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Holder or Couponholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the Issuer or the Guarantor or YEG or any. other person in connection with these presents and no Holder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information.

(M) Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Trustee in consultation with the Issuer or the Guarantor as relevant and any rate, method and date so agreed shall be binding on the Issuer, the Guarantor, the Holders and the Couponholders.

(N) The Trustee may certify whether or not any of the conditions, events and acts set out in sub-paragraphs (b), (c), (e), (f), (g) and (h) (both inclusive) of Condition 11 (each of which conditions, events and acts shall, unless in any case the Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Holders and any such certificate shall be conclusive and binding upon the Issuer, the Guarantor, the Holders and the Couponholders.

(O) The Trustee as between itself and the Holders and Couponholders may determine all questions and doubts arising in relation to any of the provisions of these presents. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Holders and Couponholders.

(P) In connection with the exercise by it of any of its trusts, powers, authorities and discretions under these presents (including, without limitation, any modification, waiver, authorisation, determination or substitution), the Trustee shall have regard to the interests of the Holders as a class and, in particular but without limitation, shall not have regard to the consequences of such exercise for individual Holders or Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Holder or Couponholder be entitled to claim, from the Issuer, the Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Holders or Couponholders except to the extent already provided for in Condition 9 and/or any undertaking given in addition thereto or in substitution therefor under these presents.

(Q) Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents.

(R) The Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Trustee may in the interests of the Holders think fit. The Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate. The Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Issuer.

(S) The Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents (including the receipt and payment of money). The Trustee shall not be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent.

(T) The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of these presents or any other document relating thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating thereto.

l7.      TRUSTEE'S LIABILITY

         NOTHING in these presents shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of these presents conferring on it any trusts, powers, authorities or discretions exempt the Trustee from or indemnify it against any liability for breach of trust or any Liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under these presents.

18.      TRUSTEE CONTRACTING WITH ISSUER AND GUARANTOR

         NEITHER the Trustee nor any director or officer of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:

         (i) entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or the Guarantor or any person or body corporate associated with the Issuer or the Guarantor (including without limitation any con-tract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with the Securities or any other bonds, notes, stocks, shares, debenture stock debentures or other securities of, the Issuer or the Guarantor or any person or body corporate associated as aforesaid); or

         (ii) accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Issuer or the Guarantor or any such person or body corporate so associated or any other office of profit under the Issuer or the Guarantor or any such person or body corporate so associated, and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received thereby or in connection therewith.

19.      WAIVER, AUTHORISATION AND DETERMINATION

(A) THE Trustee may without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of Default from time to time and at any time but only if and in so far as in its opinion the interests of the Holders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Issuer or the Guarantor of any of the covenants or provisions contained in these presents or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of these presents PROVIDED ALWAYS THAT the Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direc-tion given by Extraordinary Resolution or by a request under Condition 11 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding on the Holders and the Couponholders and, if, but only if, the Trustee shall so require, shall be notified by the Issuer to the Holders in accordance with Condition 15 as soon as practicable thereafter.

         MODIFICATION

(B) The Trustee may without the consent of the Holders or Couponholders at any time and from time to time concur with the Issuer and the Guarantor in making any modification (i) to these presents (other than the proviso to paragraphs of the Fourth Schedule or any of the matters referred to in that proviso) which in the opinion of the Trustee it may be proper to make PROVIDED THAT the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Holders or (ii) to these presents if in the opinion of the Trustee such modification is of a formal, minor or technical nature or to correct a manifest error. Any such modification may be made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding upon the Holders and the Couponholders and, unless the Trustee agrees otherwise, shall be notified by the Issuer to the Holders in accordance with Condition 15 as soon as practicable thereafter.

20.      HOLDER OF DEFINITIVE BEARER SECURITY ASSUMED TO BE COUPONHOLDER

(A) WHEREVER in these presents the Trustee is required or entitled to exercise a power, trust, authority or discretion under these presents, except as ordered by a court of competent jurisdiction or as required by applicable law, the Trustee shall, notwithstanding that it may have express notice to the contrary, assume that each Holder is the holder of all Coupons appertaining to each Bearer Security in definitive form of which he is the holder.

         NO NOTICE TO COUPONHOLDERS

(B) Neither the Trustee nor the Issuer nor the Guarantor shall be required to give any notice to the Couponholders for any purpose under these presents and the Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Holders in accordance with Condition 15.

         ENTITLEMENT TO TREAT HOLDER AS ABSOLUTE OWNER

(C) The Issuer, the Guarantor, the Trustee, the Paying Agents, the Registrar and the Transfer Agents may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Security and the holder of any Coupon as the absolute owner of such Security or Coupon, as the case may be, for all purposes (whether or not such Security or Coupon shall be overdue and notwithstanding any notice of ownership thereof, any notice of loss or theft thereof or any writing thereon), and the Issuer, the Guarantor, the Trustee, the

         Paying Agents, the Registrar and the Transfer Agents shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable in respect of such Security or Coupon, as the case may be.

21.      SUBSTITUTION

(A)      (1)      The Trustee may without the consent of the Holders or Coupon-
                  holders at any time agree with the Issuer and the Guarantor to the substitution in place of the Issuer (or of the previous substitute under this Clause) is the principal debtor under these presents of the Guarantor or any other Subsidiary of the Guarantor (such substituted company being hereinafter called the "New Company") provided that a trust deed is executed or some other form of undertaking is given by the New Company in form and manner satisfactory to the Trustee, agreeing to be bound by the provisions of these presents with any consequential amendments which the Trustee may deem appropriate as fully as if the New Company had been named in these presents as the principal debtor in place of the Issuer (or of the previous substitute under this Clause) and provided further that (other than in the case of a substitu-tion of the Guarantor) the Guarantor unconditionally and irrevocably guarantees all amounts payable under these presents save where YEG has transferred the PES Licence to the New Company.

         (2)      The following further conditions shall apply to (1) above:

                  (i) the Issuer, the Guarantor and the New Company shall comply with such other requirements as the Trustee may direct in the interests of the Holders;

                  (ii) without prejudice to the rights of reliance of the Trustee under the immediately following paragraph
                           (iii), the Trustee is satisfied that the relevant transaction is not materially prejudicial to the interests of the Holders; and

                  (iii) if two Directors of the New Company (or other officers acceptable to the Trustee) shall certify that the New Company is solvent at the time at which the relevant transaction is proposed to be effected (which certificate the Trustee may rely upon absolutely) the Trustee shall not be under any duty to have regard to the financial condition, profits or prospects of the New Company or to compare the same with those of the Issuer or the previous substitute under this Clause as applicable.

(B) Any such Trust Deed or undertaking shall, if so expressed, operate to release the Issuer or the previous substitute as aforesaid from all of its obligations qua principal debtor under these presents.
         Not later than 14 days after the execution of such documents and com-pliance with such requirements, the New Company shall give notice thereof in a form previously approved by the Trustee to the Holders in the manner provided in Condition 15. Upon the execution of such documents and compliance with such requirements, the New Company shall be deemed to be named in these presents as the principal debtor in place of the Issuer (or in place of the previous substitute under this Clause) under these presents and these presents shall be deemed to be amended in such manner as shall be necessary to give effect to the above provisions and, without limitation, references in these presents to the Issuer shall, where the context so requires, be deemed to be or include references to the New Company.

22. CURRENCY INDEMNITY

         EACH of the Issuer and the Guarantor shall severally indemnify the Trustee, every Appointee, the Holders and the Couponholders and keep them indemnified against:

         (a) any Liability incurred by any of them arising from the non-payment by the Issuer or the Guarantor of any amount due to the Trustee or the Holders or Couponholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer or the Guarantor; and

         (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer or the Guarantor and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

         The above indemnities shall constitute obligations of the Issuer and the Guarantor separate and independent from their obligations under the other provisions of these presents and shall apply irrespective of any indulgence granted by the Trustee or the Holders or the Couponholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer or the Guarantor for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders and Couponholders and no proof or evidence of any actual loss shall be required by the Issuer or the Guarantor or their liquidator or liquidators.

23.      NEW TRUSTEE

(A) THE power to appoint a new trustee of these presents shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Issuer to the Principal Paying Agent, the Registrar, the Transfer Agents and the Holders.

         SEPARATE AND CO-TRUSTEES

(B) Notwithstanding the provisions of sub-clause (A) above, the Trustee may, upon giving prior notice to the Issuer and the Guarantor (but without the consent of the Issuer, the Guarantor, the Holders or the Couponholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

         (i) if the Trustee considers such appointment to be in the interests of the Holders;

         (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

         (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents against the Issuer and/or the Guarantor.

         Each of the Issuer and the Guarantor irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Trustee may pay to any such person, together with any attributable Liabilities incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as Liabilities incurred by the Trustee.

24. TRUSTEE'S RETIREMENT AND REMOVAL

         A trustee of these presents may retire at any time on giving not less than three months' prior written notice to the Issuer and the Guarantor without giving any reason and without being responsible for any Liabilities incurred by reason of such retirement. The Holders may by Extraordinary Resolution remove any trustee or trustees for the time being of these presents. The Issuer and the Guarantor undertake that in the event of the only trustee of these presents which is a Trust Corporation giving notice under this Clause or being removed by Extraordinary Resolution they will use their best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed and if, in such circumstances no such appointment has become effective within two months of such notice of retirement or Extraordinary Resolution, the Trustee shall (with the prior written consent of the Issuer and the Guarantor, such consent not be unreasonably withheld) be entitled to appoint a trust corporation as Trustee and shall notify the Issuer and the Guarantor of such appointment.

25.      TRUSTEE'S POWERS TO BE ADDITIONAL

         THE powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Securities or Coupons.

26.      NOTICES

         ANY notice or demand to the Issuer, the Guarantor or the Trustee to be given, made or served for any purposes under these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas), telex (if available) or facsimile transmission or by delivering it by hand as follows:

                  to the Issuer:        P.O. Box 309
                                        George Town
                                        Grand Cayman
                                        Cayman Islands

                       (Attention: the Company Secretary)

                                        Facsimile No. 001 345 949 8080
                                        (Copy to the Guarantor)


                  to the Guarantor:     Yorkshire Power Group Limited

                                        Wetherby Road
                                        Scarcroft
                                        Leeds
                                        LSI4 3HS
                                        England

                       (Attention: the Company Secretary)

                                        Telex No. 55128

                                        Facsimile No. 0113 289 5926

                    to the Trustee:     1 Appold Street
                                        Broadgate
                                        London EC2A 2HE
                                        England

                       (Attention: the Managing Director)

                                        Telex No. 883341 BANTR-G

                                        Facsimile No. 0171-982 1149

         or to such other address, telex or facsimile number as shall have been notified (in accordance with this Clause) to the other parties hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by telex or facsimile transmission as aforesaid shall be deemed to have been given, made or served 24 hours after the time of despatch provided that in the case of a notice or demand given by telex or facsimile transmission such notice or demand shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice or demand given by telex or facsimile transmission.

27. GOVERNING LAW

         THESE presents are governed by, and shall be construed in accordance with, English law.

28.      SUBMISSION TO JURISDICTION

(A) THE Issuer irrevocably agrees for the benefit of the Trustee, the Holders and the Couponholders that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with these presents and that accordingly any suit, action or proceedings arising out of or in connection with these presents (together referred to as "Proceedings") may be brought in the courts of England. The Issuer irrevocably and unconditionally waives and agrees not to raise any objection which it may have now or subsequently to the laying of the venue of any Proceedings in the courts of England and any claim that any Proceedings have been brought in an inconvenient forum and further irrevocably and unconditionally agrees that a judgment in any Proceedings brought in the courts of England shall be conclusive and binding upon the Issuer and may be enforced in the courts of any other jurisdiction. Nothing in this Clause shall limit any right to take Proceedings against the Issuer in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

(B) The Issuer irrevocably and unconditionally appoints the Guarantor (which appointment the Guarantor hereby accepts) at its registered office for the time being and in the event of its ceasing so to act will appoint such other person as the Trustee may approve and as the Issuer may nominate in writing to the Trustee for the purpose to accept service of process on its behalf in England in respect of any Proceedings. The Issuer:

         (i) agrees to procure that, so long as any of the Securities remains liable to prescription, there shall be in force an appointment of such a person approved by the Trustee with an office in England with authority to accept service as aforesaid;

         (ii) agrees that failure by any such person to give notice of such service of process to the Issuer shall not impair the validity of such service or of any judgment based thereon;

         (iii) consents to the service of process in respect of any Proceedings by the airmailing of copies, postage prepaid, to the Issuer in accordance with Clause 26; and

         (iv) agrees that nothing in these presents shall affect the right to serve process in any other manner permitted by law.

29.      COUNTERPARTS

         THIS Trust Deed and any Trust Deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed or any Trust Deed supplemental hereto may enter into the same by executing and delivering a counterpart.

IN WITNESS whereof this Trust Deed has been executed as a deed by the Issuer, the Guarantor and the Trustee and delivered on the date first stated above.

                               THE FIRST SCHEDULE

                     FORM OF ORIGINAL TEMPORARY GLOBAL BOND

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.

                         YORKSHIRE POWER FINANCE LIMITED

   (Incorporated with limited liability under the laws of the Cayman Islands)


                              TEMPORARY GLOBAL BOND

                                  representing

               (pound)200,000,000 7.25 PER CENT. GUARANTEED BONDS

                                    DUE 2028

                   Unconditionally and irrevocably guaranteed as to payment of principal and interest by

                          YORKSHIRE POWER GROUP LIMITED

      (Incorporated in England as a private company with limited liability under the Companies Act 1985 with registered number 3227432)


This Bond is a Temporary Global Bond without interest coupons in respect of a duly authorised issue of Bonds of Yorkshire Power Finance Limited (the "Issuer"), designated as specified in the title hereof (the "Bonds"), limited to the aggregate principal amount of Two Hundred Million Pounds Sterling ((pound)200,000,000) and constituted by a Trust Deed dated 4th February, 1998 (the "Trust Deed") between the Issuer, Yorkshire Power Group Limited as guarantor (the "Guarantor") and Bankers Trustee Company Limited as trustee (the trustee for the time being thereof being herein called the "Trustee"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Part II of the Second Schedule to the Trust Deed.

1.       Promise to pay

         Subject as provided in this Temporary Global Bond the Issuer promises to pay to the bearer the principal amount of this Temporary Global Bond (being at the date hereof Two Hundred Million Pounds Sterling ((pound)200,000,000)) on 4th February, 2028 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Trust Deed) and to pay interest annually in arrear on 4th August on the principal amount from time to time of this Temporary Global Bond at the rate of 7.25 per cent. per annum, the first such payment to be made on 4th August, 1998 in respect of the period from (and including) 4th February, 1998 to (but excluding) 4th August, 1998. together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed.

2.       Exchange for Permanent Global Bond and purchases

         This Temporary Global Bond is exchangeable in whole or in part upon the request of the bearer for a further global bond in respect of (pound)200,000,000 aggregate principal amount or Bonds (the "Permanent Global Bond") only on and subject to the terms and condition set out below.

         On and after 16th March, 1998 this Temporary Global Bond may be exchanged in whole or in part at the specified office of the Principal Paying Agent (or such other place as the Trustee may agree) for the Permanent Global Bond and the Issuer shall procure that the Principal Paying Agent shall issue and deliver, in full or partial exchange for this Temporary Global Bond, the Permanent Global Bond (or, as the case may be, endorse the Permanent Global Bond) in an aggregate principal amount equal to the principal amount of this Temporary Global Bond submitted for exchange Provided that if Definitive Bonds (together with the Coupons appertaining thereto) have already been issued in exchange for all the Bonds represented for the time being by the Permanent Global Bond, then this Temporary Global Bond may thereafter be exchanged only for Definitive Bonds (together with the Coupons appertaining thereto) and in such circumstances references herein to the Permanent Global Bond shall be construed accordingly and Provided further that the Permanent Global Bond shall be issued and delivered (or, as the case may be, endorsed) only if and to the extent that there shall have been presented to the Issuer a certificate from Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") or from Cedel Bank societe anonyme ("Cedel Bank") substantially in the form of the certificate attached as Exhibit A.

         Any person who would, but for the provisions of this Temporary Global Bond, the Permanent Global Bond and the Trust Deed, otherwise be entitled to receive a Definitive Bond or Definitive Bonds shall not be entitled to require the exchange of an appropriate part of this Temporary Global Bond for a like part of the Permanent Global Bond unless and until he shall have delivered or caused to be delivered to Euroclear or Cedel Bank a certificate substantially in the form of the certificate attached as Exhibit B (copies of which form of certificate will be available at the offices of Euroclear in Brussels and Cedel Bank in Luxembourg and the specified office of each of the Paying Agents).

         Upon (i) any exchange of a part of this Temporary Global Bond for a like part of the Permanent Global Bond or (ii) the purchase by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor and cancellation of a part of this Temporary Global Bond in accordance with the Conditions, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on
         Part II of the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed.

3.       Payments

         Until the entire principal amount of this Temporary Global Bond has been extinguished, this Temporary Global Bond shall in all respects be entitled to the same benefits as the Definitive Bonds and shall be entitled to the benefit of and be bound by the Trust Deed. except that the holder of this Temporary Global Bond shall not (unless upon due presentation of this Temporary Global Bond for exchange. issue and delivery (or, as the case may be. endorsement) of the Permanent Global Bond is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date) be entitled (i) subject to
         (ii) below to receive any payment of interest on this Temporary Global Bond except upon certification as hereinafter provided or (ii) on and after the Exchange Date, to receive any payment on the Permanent Global Bond. Upon any payment of principal or interest on this Temporary Global Bond the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part I of the Schedule hereto.

         Payments of interest in respect of Bonds for the time being represented by this Temporary Global Bond shall be made to the bearer only upon presentation to the Issuer or its agent of a certificate from Euroclear or from Cedel Bank substantially in the form of the certificate attached as Exhibit A. Any person who would, but for the provisions of this Temporary Global Bond and of the Trust Deed, otherwise be beneficially entitled to a payment of interest on this Temporary Global Bond shall not be entitled to require such payment unless and until he shall have delivered or caused to be delivered to Euroclear or Cedel Bank a certificate substantially in the form of the certificate attached as Exhibit B (copies of which form of certificate will be available at the offices of Euroclear in Brussels and Cedel Bank in Luxembourg and the specified office of each of the Paying Agents).

         Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Temporary Global Bond shall be reduced for all purposes by the principal amount so paid and endorsed.

         All payments of any amounts payable and paid to the bearer of this Temporary Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon, on the Permanent Global Bond and on the relevant Definitive Bonds and Coupons.

4.       Accountholders

         For so long as all of the Bonds are represented by one or both of the Permanent Global Bond and this Temporary Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank, each person who is for the time being shown in the records of Euroclear or Cedel Bank as the holder of a particular principal amount of such Bonds (each an "Accountholder") (in which regard any certificate or other document issued by Euroclear or Cedel Bank as to the principal amount of such Bonds standing to the account of any person shall be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Bonds for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Bondholders) other than with respect to the payment of principal and interest on such Bonds, the right to which shall be vested, as against the Issuer, the Guarantor and the Trustee, solely in the bearer of the relevant Global Bond in accordance with and subject to its terms and the terms of the Trust Deed. Each Accountholder must look solely to Euroclear or Cedel Bank, as the case may be, for its share of each payment made to the bearer of the relevant Global Bond.

5.       Notices

         For so long as all of the Bonds are represented by one or both of the Permanent Global Bond and this Temporary Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank. notices to Bondholders may be given by delivery of the relevant notice to Euroclear and/or Cedel Bank (as the case may be) for communication to the relative Accountholders rather than by publication as required by Condition 15 provided that, so long as the Bonds are listed on the Luxembourg Stock Exchange, the Luxemboure Stock Exchange so agrees. Any such notice shall be deemed to have been given to the Bondholders on the seventh day after the day on which such notice is delivered to Euroclear and/or Cedel Bank (as the case may be) as aforesaid.

6.       Prescription

         Claims against the Issuer and the Guarantor in respect of principal and interest on the Bonds represented by the Permanent Global Bond or this Temporary Global Bond will be prescribed after ten years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 9).

7.       Call Option

         For so long as all of the Bonds are represented by one or both of the Permanent Global Bond and/or this Temporary Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank, no drawing of Bonds will be required under Condition 7(b) in the event that the Issuer exercises its call option pursuant to Condition 7(b) in respect of less than the aggregate principal amount of the Bonds outstanding at such time. In such event, the standard procedures of Euroclear and/or Cedel Bank shall operate to determine which interests in the Global Bond(s) are to be subject to such option.

8.       Put Option

         For so long as all of the Bonds are represented by one or both of the Permanent Global Bond and/or this Temporary Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank, the option of the Bondholders provided for in Condition 8 may be exercised by the Accountholders giving a duly completed redemption notice in the form obtainable from any of the Paying Agents to the Principal Paying Agent of the principal amount of the Bonds in respect of which such option is exercised and at the same time presenting or procuring the presentation of this Temporary Global Bond to the Principal Paying Agent for notation accordingly within the time limits set forth in that Condition. Whilst all of the Bonds are represented by one or both of the Permanent Global Bond and this Temporary Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank, redemption notices shall be given in accordance with the standard procedures of Euroclear and/or Cedel Bank.

9.       Euroclear and Cedel Bank

         References herein to Euroclear and/or Cedel Bank shall be deemed to include references to any other clearing system approved by the Trustee.

10.      Authentication

         This Temporary Global Bond shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

11.      Governing law

         This Temporary Global Bond is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Issuer has caused this Temporary Global Bond to be signed manually by a person duly authorised on its behalf.

                                              YORKSHIRE POWER FINANCE LIMITED


                                              By:  ____________________________
                                                       Duly authorised


Issued in London, England on 4th February, 1998.

Certificate of authentication

This Temporary Global Bond is duly authenticated (without recourse, warranty or liability).



Duly authorised
for and on behalf of
Union Bank of Switzerland
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                       PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Temporary Global Bond have been made:

Date     Interest       Principal    Remaining principal       Notation
made     paid           paid         amount of this            made on
                                     Temporary Global          behalf of
                                     Bond following            the Issuer
                                     such payment
        (pound)         (pound)      (pound)

                                     PART II

                     EXCHANGES FOR PERMANENT GLOBAL BOND AND
                           PURCHASES AND CANCELLATIONS

The following exchanges of a part of this Temporary Global Bond for a like part of the Permanent Global Bond and/or purchases and cancellations of a part of this Temporary Global Bond have been made:


Date    Part of principal    Part of           Aggregate principal    Notation
made    amount of this       principal         amount of this         made on
        Temporary            amount of this    Temporary              behalf of
        Global Bond          Temporary         Global Bond            the Issuer
        exchanged for        Global Bond       following such
        a like part of       purchased and     exchange or purchase
        the Permanent        cancelled         and cancellation
        Global Bond
          (pound)             (pound)              (pound)

                                    EXHIBIT A

                         YORKSHIRE POWER FINANCE LIMITED

                               (pound)200,000,000

                    7.25 per cent. Guaranteed Bonds due 2028

                               (the "Securities")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the Trust Deed, as of the date hereof, (pound)[ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Trust Deed.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

*Dated

                   [Morgan Guaranty Trust Company of New York,

                       Brussels office, as operator of the

                 Euroclear System] [Cedel Bank, societe anonyme]

                            By ______________________
                              Authorised Signatory




































* To be dated no earlier than the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the Temporary Global Bond for the Permanent Global Bond.

                                    EXHIBIT B

                         YORKSHIRE POWER FINANCE LIMITED

                               (pound)200,000,000

                    7.25 per cent. Guaranteed Bonds due 2028

                               (the "Securities")

This is to certify that as of the date hereof. and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165 (j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section l.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for the purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or
(b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to (pound)[    ] of such interest
in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise off any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

*Dated

         By _______________________

         [Name of person giving certification]
         (As, or as agent for, the beneficial
         owner(s) of those of the Securities
         to which this certification relates)






























* To be dated no earlier than the fifteenth day before the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the Temporary Global Bond for the Permanent Global Bond.

                     FORM OF ORIGINAL PERMANENT GLOBAL BOND

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS l65(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


                         YORKSHIRE POWER FINANCE LIMITED

             (Incorporated with limited liability under the laws of
                               the Cayman Islands)

                              PERMANENT GLOBAL BOND

                               representing up to

                  (pound)200,000,000 7.25 PER CENT. GUARANTEED
                                 BONDS DUE 2028

                   Unconditionally and irrevocably guaranteed as to payment of principal and interest by

                          YORKSHIRE POWER GROUP LIMITED

      (Incorporated in England as a private company with limited liability under the Companies Act 1985 with registered number 3227432)

This Bond is a Permanent Global Bond without interest coupons in respect of a duly authorised issue of Bonds of Yorkshire Power Finance Limited (the "issuer"), designated as specified in the title hereof (the "Bonds"), limited to the aggregate principal amount of up to Two Hundred Million Pounds Sterling ((pound)200,000,000) and constituted by a Trust Deed dated 4th February, 1998 (the "Trust Deed') between the Issuer, Yorkshire Power Group Limited as guarantor (the "Guarantor") and Bankers Trustee Company Limited as trustee (the trustee for the time being thereof being herein called the "Trustee"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Part II of the Second Schedule to the Trust Deed. The aggregate principal amount from time to time of this Permanent Global Bond shall be that amount not exceeding (pound)200,000,000 as shall be shown by the latest entry duly made in the Schedule hereto.

1.       Promise to pay

          Subject as provided in this Permanent Global Bond the Issuer promises to pay to the bearer the principal amount of this Permanent Global Bond on 4th August, 2028 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Trust Deed) and to pay interest annually in arrear on 4th August on the principal amount from time to time of this Permanent Global Bond at the rate of 7.25 per cent. per annum, the first such payment to be made on 4th August, 1998 in respect of the period from (and including) 4th February, 1998 to (but excluding) 4th August, 1998, together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed.

2. Exchange for definitive Bonds and purchases

         This Permanent Global Bond will be exchangeable in whole but not in part (free of charge to the holder) for definitive Bonds only (i) upon the happening of any of the events defined in the Trust Deed as "Events of Default", (ii) if either Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") or Cedel Bank. societe anonyme ("Cedel Bank") is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available, (iii) if as a result of any such change or amendment as is referred to in Condition 7(c) which becomes effective on or after 13th January, 1998, the Issuer or the Guarantor or any Paying Agent is or will be required to make any withholding or deduction from any payment in respect of the Bonds which would not be required if the Bonds were in definitive form and a certificate to such effect signed by two Directors of the Issuer is given to the Trustee or (iv) upon the holder of this Permanent Global Bond (acting on the instructions of (an) Accountholder(s) (as defined below)) giving written notice to the Issuer requesting such exchange. Thereupon (in the case of (i) and (ii) above) the holder of this Permanent Global Bond (acting on the instructions of (an) Accountholder(s)) may give notice to the Issuer, and (in the case of
         (iii) above) the Issuer may give notice to the Trustee and the Bondholders, of its intention to exchange this Permanent Global Bond for definitive Bonds on or after the Exchange Date (as defined below).

         On or after the Exchange Date the holder of this Permanent Global Bond may or, in the case of (iii) above, shall surrender this Permanent Global Bond to or to the order of the Principal Paying Agent. In exchange for this Permanent Global. Bond the Issuer will deliver, or procure the delivery of, definitive Bonds in bearer form, serially numbered, in the denominations of (pound)1,000, (pound)10,000 and (pound)100,000 each with interest coupons and one talon ("Coupons") attached on issue in respect of interest which has not already been paid on this Permanent Global Bond (in exchange for the whole of this Permanent Global Bond).

         "Exchange Date" means a day specified in the notice requiring exchange falling not less than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Principal Paying Agent is located and in the city in which the relevant clearing system is located.

         Upon (i) any exchange of a part of the Temporary Global Bond for a part of this Permanent Global Bond or (ii) the purchase by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor and cancellation of a part of this Permanent Global Bond in accordance with the Conditions, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be increased or, as the case may be, reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Permanent Global Bond for definitive Bonds this Permanent Global Bond shall be surrendered to or to the order of the Principal Paying Agent and cancelled and, if the holder of this Permanent Global Bond requests, returned to it together with any relevant definitive Bonds.

3.       Accountholders

         For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and this Permanent Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank, each person who is for the time being shown in the records of Euroclear or

         Cedel Bank as the holder of a particular principal amount of such Bonds (each an "Accountholder") (in which regard any certificate or other document issued by Euroclear or Cedel Bank as to the principal amount of such Bonds standing to the account of any person shall be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Bonds for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Bondholders) other than with respect to the payment of principal and interest on such Bonds, the right to which shall be vested, as against the Issuer, the Guarantor and the Trustee, solely in the bearer of the relevant Global Bond in accordance with and subject to its terms and the terms of the Trust Deed. Each Accountholder must look solely to Euroclear or Cedel Bank, as the case may be, for its share of each payment made to the bearer of the relevant Global Bond.

4.       Payments

         Until the entire principal amount of this Permanent Global Bond has been extinguished, this Permanent Global Bond shall (subject as hereinafter and in the Trust Deed provided) in all respects be entitled to the same benefits as the definitive Bonds and shall be entitled to the benefit of and be bound by the Trust Deed. Payments of principal and interest in respect of Bonds represented by this Permanent Global Bond will be made against presentation for endorsement and, if no further payment falls to be made in respect of the Bonds, surrender of this Permanent Global Bond to the order of the Principal Paying Agent or such other Paying Agent as shall have been notified to the Bondholders for such purposes. Upon any payment of principal or interest on this Permanent Global Bond the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part I of the Schedule hereto.

         Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Permanent Gl6bal Bond shall be reduced for all purposes by the principal amount so paid and endorsed.

         All payments of any amounts payable and paid to the bearer of this Permanent Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon and on the relevant definitive Bonds and Coupons.

5.       Notices

         For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and this Permanent Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and/or Cedel Bank (as the case may be) for communication to the relative Accountholders rather than by publication as required by Condition 15 provided that, so long as the Bonds are listed on the Luxembourg Stock Exchange, the Luxembourg Stock Exchange so agrees. Any such notice shall be deemed to have been given to the Bondholders on the seventh day after the day on which such notice is delivered to Euroclear and/or Cedel Bank (as the case may be) as aforesaid.

6.       Prescription

         Claims against the Issuer and the Guarantor in respect of principal and interest on the Bonds represented by the Temporary Global Bond or this Permanent Global Bond will be prescribed after ten years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 9).

7.       Call Option

         For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and/or this Permanent Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank, no drawing of Bonds will be required under Condition 7(b) in the event that the Issuer exercises its call option pursuant to Condition 7(b) in respect of less than the aggregate principal amount of the Bonds outstanding at such time. In such event, the standard procedures of Euroclear and/or Cedel Bank shall operate to determine which interests in the Global Bond(s) are to be subject to such option.

8.       Put Option

         For so long as all of the Bonds are represented by one or both of the Temporary Global Bond and this Permanent Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank, the option of the Bondholders provided for in Condition 8 may be exercised by the Accountholders giving a duly completed redemption notice in the form obtainable from any of the Paying Agents to the Principal Paying Agent of the principal amount of the Bonds in respect of which such option is exercised and at the same time presenting or procuring the presentation of this Permanent Global Bond to the Principal Paying Agent for notation accordingly within the time limits set forth in that Condition. Whilst all of the Bonds are represented by one or both of the Temporary Global Bond and this Permanent Global Bond and such Global Bond(s) is/are held on behalf of Euroclear and/or Cedel Bank, redemption notices shall be given in accordance with the standard procedures of Euroclear and/or Cedel Bank.

9.       Euroclear and Cedel Bank

         References herein to Euroclear and/or Cedel Bank shall be deemed to include references to any other clearing system approved by the Trustee.

10       Authentication

         This Permanent Global Bond shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

11.      Governing law

         This Permanent Global Bond is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Issuer has caused this Permanent Global Bond to be signed manually or in facsimile by a person duly authorised on its behalf.


         YORKSHIRE POWER FINANCE LIMITED

         By: ________________________
                  (Duly authorised)

         Issued in London, England on 4th February, 1998.

Certificate of authentication

This Permanent Global Bond is duly authenticated without recourse, warranty or liability.



Duly authorised
for and on behalf of
Union Bank of Switzerland
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                       PAYMENTS OF PRINCIPAL AND INTEREST

The following payments on this Permanent Global Bond have been made:

Date     Interest    Principal     Remaining principal     Notation made on
made     paid        paid          amount of this          behalf of the Issuer
                                   Permanent Global Bond
                                   following such payment

         (pound)     (pound)         (pound)

                                     PART II

                 EXCHANGES OF THE TEMPORARY GLOBAL BOND FOR THIS
                            PERMANENT GLOBAL BOND AND
                           PURCHASES AND CANCELLATIONS

The following exchanges of a part of the Temporary Global Bond for a like part of this Permanent Global Bond and purchases and cancellations of a part of this Permanent Global Bond have been made:


Date   Part of principal    Part of principal     Aggregate        Notation made
made   amount of the        amount of this        principal        on behalf of
       Temporary Global     Permanent Global      amount of this   the Issuer
       Bond exchanged       Bond purchased        Permanent Global
       for a like part      cancelled             Bond following
       of this Permanent                          such purchase
       Global Bond                                and cancellation



       (pound)               (pound)              (pound)

                               THE SECOND SCHEDULE

                                     Part I

                            - FORM OF ORIGINAL BOND -


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


 (pound)[1,000] [10,0001 [100,000]    XS0083707884     [SERIES]    [Serial No.]



                         YORKSHIRE POWER FINANCE LIMITED

   (Incorporated with limited liability under the laws of the Cayman Islands)

               (pound)200,000,000 7.25 PER CENT. GUARANTEED BONDS
                                    DUE 2028

                Unconditionally and irrevocably guaranteed as to
                      payment of principal and interest by

                          YORKSHIRE POWER GROUP LIMITED

      (Incorporated in England as a private company with limited liability under the Companies Act 1985 with registered number 3227432)



The issue of the Bonds was authorised by resolutions of the Board of Directors of Yorkshire Power Finance Limited (the "Issuer") passed on 5th January, 1998 and by resolutions of a duly authorised Committee of the Board of Directors of the Issuer passed on 22nd January, 1998 and the giving of the guarantee in respect of the Bonds was authorised by a resolution of the Board of Directors of Yorkshire Power Group Limited (the "Guarantor") passed on 2nd December, 1997.

This Bond forms one of a series of Bonds constituted by a Trust Deed (the "Trust Deed") dated 4th February, 1998 made between the Issuer, the Guarantor and Bankers Trustee Company Limited as trustee for the holders of the Bonds and issued as bearer bonds in the denominations of (pound)1,000. (pound)10,000 and (pound)100,000 each with Coupons and one Talon attached in an aggregate principal amount of (pound)200,000,000.

The Issuer for value received and subject to and in accordance with the Conditions endorsed hereon hereby promises to pay to the bearer on 4th August. 2028 (or on such earlier date as the principal sum hereunder mentioned may become repayable in accordance with the said Conditions) the principal sum of:

(pound)[l,000] [l0.000] [100,000] ([One] [Ten] [One Hundred] Thousand Pounds Sterling)

together with interest on the said principal sum at the rate of 7.25 per cent. per annum payable annually in arrear on 4th August, the first such payment to be made on 4th August, 1998 in respect of the period from (and including) 4th February, 1998 to (but excluding) 4th August, 1998, and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Trust Deed.

Neither this Bond nor the Coupons and Talon appertaining hereto shall be or become valid or obligatory for any purpose unless and until this Bond has been authenticated by or on behalf of the principal Paying Agent.

IN WITNESS whereof this Bond has been executed on behalf of the Issuer.

                                             YORKSHIRE POWER FINANCE LIMITED

                                             By: ________________________
                                                        Director



Dated as of 4th February, 1998.

Issued in London, England.

Certificate of authentication

This Bond is duly authenticated (without recourse, warranty or liability).

--------------------

Duly authorised
for and on behalf of
Union Bank of Switzerland
as Principal Paying Agent

                           - FORM OF ORIGINAL COUPON -

On the front:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


                         YORKSHIRE POWER FINANCE LIMITED

               (pound)200,000,000 7.25 PER CENT. GUARANTEED BONDS
                                    DUE 2028

Coupon appertaining to a Bond in the denomination of (pound)[1,000] [10,000] [100,000].


This Coupon is separately negotiable,    [Coupon for
payable to bearer, and subject to the    (pound)[36.25] [362.50] [3,625.00]
Conditions of the said Bonds             due on
                                         4th August, 1998]/
                                         [Coupon for
                                         (pound)[72.50] [725.00] [7,250.00] due
                                         on 4th August, [1999/20[ ]]



  [No.]  (pound)[1,000] [10,000] [100,000]  XS0083707884  [Series]  [Serial No.]

                           - FORM OF ORIGINAL TALON -

On the front:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


                         YORKSHIRE POWER FINANCE LIMITED

           (pound)200,000,000 7.25 PER CENT. GUARANTEED BONDS DUE 2028

Talon appertaining to a Bond in the denomination of(pound)[l,000] [10,000] [100,000]

On and after 4th August, [2008/2018] [ten/eleven] further Coupons [and a further Talon] will be issued at the specified office of any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Bondholders) upon production and surrender of this Talon.



[No.] (pound)[l,000] [10,000] [100,000] XS0083707884 [Series] [Serial No.]

On the back of the Original Coupons and the Original Talons:


                             PRINCIPAL PAYING AGENT

                            Union Bank of Switzerland
                              100 Liverpool Street
                                 London EC2M 2RH

                                  PAYING AGENT

                       Banque Generale du Luxembourg S.A.
                             50 Avenue J.F. Kennedy
                                L-2951 Luxembourg

                               THE THIRD SCHEDULE

                 REGISTER AND TRANSFER OF REGISTERED SECURITIES

1. The Issuer shall at all times ensure that the Registrar maintains in London, or at such other place as the Trustee may agree, a register showing the amount of the Registered Securities from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Registered Securities. The Trustee and the holders of the Registered Securities or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the register and take copies of or extracts from it. The register may be closed by the Issuer for such periods at such times (not exceeding in total 30 days in any one year) as it may think fit.

2. Each Registered Security shall have an identifying certificate number which shall be entered on the register.

3. The Registered Securities are transferable by execution of the form of transfer endorsed thereon under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. In each case the signature(s) must be guaranteed by a commercial bank with a correspondent bank in New York City, Luxembourg or London or by an institution which is a member of The New York Stock Exchange or The American Stock Exchange in New York City or the Luxembourg Stock Exchange or The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited.

4. The Registered Securities to be transferred must be delivered for registration to the specified office of the Registrar or any Transfer Agent with the form of transfer endorsed thereon duly completed and executed and must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and such other evidence as the Issuer may reasonably require to prove the title of the transferor or his right to transfer the Registered Securities and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so.

5. The executors or administrators of a deceased holder of Registered Securities (not being one of several joint holders) and in the case of the death of one or more of several joint holders the survivor or survivors of such joint holders shall be the only person or persons recognised by the Issuer as having any title to such Registered Securities.

6. Any person becoming entitled to Registered Securities in consequence of the death or bankruptcy of the holder of such Registered Securities may upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Issuer shall require be registered himself as the holder of such Registered Securities or, subject to the preceding paragraphs as to transfer, may transfer such Registered Securities. The Issuer shall be at liberty to retain any amount payable upon the Registered Securities to which any person is so entitled until such person shall be registered as aforesaid or shall duly transfer the Registered Securities.

7. Unless otherwise requested by him, the holder of Registered Securities of any series shall be entitled to receive only one Registered Security in respect of his entire holding of such series.

8. The joint holders of Registered Securities of any series shall be entitled to one Registered Security only in respect of their joint holding of such series which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the register of the holders of Registered Securities in respect of such joint holding.

9. Where a holder of Registered Securities has transferred part only of his holding of any series there shall be delivered to him without charge a Registered Security in respect of the balance of such holding.

10. The Issuer shall make no charge to the Holders for the registration of any holding of Registered Securities or any transfer thereof or for the issue thereof or for the delivery thereof at the specified office of the Registrar or of any Transfer Agent or by post to the address specified by the Holder. if any Holder entitled to receive a Registered Security wishes to have the same delivered to him otherwise than at the specified office of the Registrar or of any Transfer Agent, such delivery shall be made, upon his written request to the Registrar or such Transfer Agent, at his risk and (except where sent by post to the address specified by the Holder) at his expense.

11. The holder of a Registered Security may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes as the absolute owner of such Registered Security notwithstanding any notice any person may have of the right, title, interest or claim of any other person thereto. The Issuer, the Guarantor and the Trustee shall not be bound to see to the execu-tion of any trust to which any Registered Security may be subject and no notice of any trust shall be entered on the register. The holder of a Registered Security will be recognised by the Issuer and the Guarantor as entitled to his Registered Security free from any equity, set-off or counterclaim on the part of the issuer or the Guarantor against the original or any intermediate holder of such Registered Security.

                               THE FOURTH SCHEDULE
                       PROVISIONS FOR MEETINGS OF HOLDERS

1.       (A)      As used in this Schedule the following expressions shall
                  have the following meanings unless the context otherwise requires:

                  (i) "voting certificate" shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

                           (a) that on the date thereof Bearer Securities (not being Bearer Securities in respect of -which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Bearer Securities will cease to be so deposited or held until the first to occur of:

                                    (1)     the conclusion of the meeting
                                            specified in such certificate or, if
                                            later, of any adjourned such
                                            meeting; and

                                    (2)     the surrender of the certificate to
                                            the Paying Agent who issued the
                                            same; and

                           (b) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Bearer Securities represented by such certificate;

                  (ii) "block voting instruction" shall mean an English language document issued by a Paying Agent and dated in which:

                           (a) it is certified that Bearer Securities (not being Bearer Securities in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Bearer Securities will cease to be so deposited or held until the first to occur of:

                                    (1)     the conclusion of the meeting
                                            specified in such document or, if
                                            later, of any adjourned such
                                            meeting; and

                                    (2)     the surrender to the Paying Agent
                                            not less than 48 hours before the
                                            time for which such meeting or any
                                            adjourned such meeting is convened
                                            of the receipt issued by such Paying
                                            Agent in respect of each such
                                            deposited Bearer Security which is
                                            to be released or (as the case may
                                            require) the Bearer Security or
                                            Bearer Securities ceasing with the
                                            agreement of the Paving Agent to be
                                            held to its order or under its
                                            control and the giving of notice by
                                            the Paying Agent to the Issuer in
                                            accordance with paragraph 17 hereof
                                            of the necessary amendment to the
                                            block voting instruction:

                           (b) it is certified that each holder of such Bearer Securities has instructed such Paying Agent that the vote(s) attributable to the Bearer Security or Bearer Securities so deposited or held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the con-clusion or adjournment thereof neither revocable nor capable of amendment;

                           (c) the aggregate principal amount of the Bearer Securities so deposited or held are listed distinguishing with regard to each such resolution between those, in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                           (d) one or more persons named in such document (each hereinafter called a "proxy") is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Bearer Securities so listed in accordance with the instructions referred to in (c) above as set out in such document;

                  (iii) "24 hours" shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and

                  (iv) "48 hours" shall mean a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid.

         (B) A holder of a Bearer Security may obtain a voting certificate in respect of such Bearer Security from a Paying Agent or require a Paying Agent to issue a block voting instruction in respect of such Bearer Security by depositing such Bearer Security with such Paying Agent or (to the satis-faction of such Paying Agent by such Bearer Security being held to its order or under its control, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in sub-paragraph (i)(a) or
                  (ii)(a)  above (as the case may be), and (in the case of  a
                  block  voting  instruction)   instructing  such  Paying  Agent
                  to  the  effect  set  out  in sub-paragraph  (ii)(b) above.

                  The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Holders be deemed to be the holder of the Bearer Securities to which such voting certificate or block voting instruction relates and the Paying Agent with which such Bearer Securities have been deposited or the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Bearer Securities.

         (C)      (i)      A holder of Registered Securities may, by an
                           instrument in writing in the English language (a
                           "form of proxy") signed by the holder or, in the case of a corporation. executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a "proxy") to act on his or its behalf in connection with any meeting of the Holders and any adjourned such meeting.

                  (ii) Any holder of Registered Securities which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a "representative") in connection with any meeting of the Holders and any adjourned such meeting.

                  (iii) Any proxy appointed pursuant to sub-paragraph (i) above or representative appointed pursuant to sub-paragraph (ii) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Holders, to be the holder of the Registered Securities to which such appointment relates and the holder of the Registered Securities shall be deemed for such purposes not to be the holder.

2. The Issuer, the Guarantor or the Trustee may at any time and the Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Securities of any series for the time being outstanding convene a meeting of the Holders and if the Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the Holders prior to any meeting of the Holders in the manner provided by Condition 15. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that (i) Bearer Securities may, not less than 48 hours before the time fixed for the meeting, be deposited with Paying Agents or (to their satisfaction held to their order or under their control for the purpose of obtaining voting certificates or appointing proxies and (ii) the holders of Registered Securities may appoint proxies by executing and delivering a form of proxy in the English language to the specified office of the Registrar not less than 48 hours before the time fixed for the meeting or, in the case of corpora-tions, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Trustee (unless the meeting is convened by the Trustee), to the Issuer (unless the meeting is convened by the Issuer) and to the Guarantor (unless the meeting is convened by the Guarantor).

4. A person (who may but need not be a Holder) nominated in writing by the Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting or adjourned meeting the Holders present shall choose one of their number to be Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

5. At any such meeting one or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Securities for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate a clear majority in principal amount of the Securities for the time being outstanding PROVIDED THAT at any meeting the business of which includes any of the following matters (each of which shall, subject only to Clause 19(B)(ii), only be capable of being effected after having been approved by Extraordinary Resolution) namely:

         (i) reduction or cancellation of the amount payable or, where applicable, modification (except where such modification is, in the opinion of the Trustee, bound to result in an increase) of the method of calculating the amount payable or modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal, premium or interest in respect of the Securities;

         (ii) alteration of the currency in which payments under the Securities and Coupons are to be made;

         (iii) alteration of the majority required to pass an Extraordinary Resolution;

         (iv) the sanctioning of any such scheme or proposal as is described in paragraph 18(I) below; and

         (v) alteration of this proviso or the proviso to paragraph 6 below;

         the quorum shall be one or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than two-thirds of the principal amount of the Securities for the time being outstanding.

6. If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Holders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 14 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Trustee) dissolve such meeting or adjourn the same for such period, being not less than 14 clear days (but without any maximum number of clear days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any adjourned meeting one or more persons present holding Securities or voting certificates or being proxies or representatives (whatever the principal amount of the Securities so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 5 above shall be one or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the principal amount of the Securities for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall state the relevant quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Holder or as a holder of a voting certificate or as a proxy or as a representative.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the Issuer, the Guarantor, the Trustee or any person present holding a Security or a voting certificate or being a proxy or representative (whatever the principal amount of the Securities so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such pol1 shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Trustee and its lawyers and financial advisers and any director, officer or employee of a corporation being a trustee of these presents and any director or officer of the Issuer or the Guarantor and its lawyers and its accountants and financial advisers and any other person authorised so to do by the Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the proviso to the definition of "outstanding" in Clause 1, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Holders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Holders by Conditions 11 and 12 unless he either produces the Bearer Security or Bearer Securities of which he is the holder or a voting certificate or is a proxy or a representative or is the holder of a Registered Security or Registered Securities. No person shall be entitled to vote at any meeting in respect of Securities held by, for the benefit of, or on behalf of, the Issuer, the Guarantor, any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of any such holding company. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy or any representative from being a director, officer or representative of or otherwise connected with the Issuer or the Guarantor.

14.      Subject as provided in paragraph 13 hereof at any meeting:

         (A) on a show of hands every person who is present in person and produces a Bearer Security or voting certificate or is a holder of Registered Securities or is a proxy or representative shall have one vote; and

         (B) on a poll every person who is so present shall have one vote in respect of each (pound)1 or such other amount as the Trustee may in its absolute discretion stipulate (or, in the case of meetings of holders of Securities denominated in another currency, such amount in such other currency as the Trustee in its absolute discretion may stipulate) in principal amount of the Securities so produced or represented by the voting certificate so produced or in respect of which he is a proxy or representative or in respect of which he is the holder.

         Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

I5. In respect of Registered Securities, in the case of joint holders the vote or the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the register of Holders as the Holders thereof.

16. The proxies named in any block voting instruction or form of proxy and representatives need not be Holders.

17. Each block voting instruction together (if so requested by the Trustee) with proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying Agent and each form of proxy shall be deposited by the relevant Paying Agent or (as the case may be) by the Registrar at such place as the Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction or form of proxy propose to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction and form of proxy shall be deposited with the Trustee before the commencement of the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction or form of proxy.

18. Any vote given in accordance with the terms of a block voting instruc-tion or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Holders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent or in the case of a Registered Security from the holder thereof by the Issuer at its registered office (or such other place as may have been required or approved by the Trustee for the purpose) by the time being 24 hours and 48 hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction or form of proxy is to be used.

19. A meeting of the Holders shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) namely:

         (A) Power to sanction any compromise or arrangement proposed to be made between the Issuer, the Guarantor, the Trustee, any Appointee and the Holders and Couponholders or any of them.

         (B) Power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Trustee, any Appointee, the Holders, the Couponholders, the Issuer or the Guarantor against any other or others of them or against any of their property whether such rights shall arise under these presents or otherwise.

         (C) Power to assent to any modification of the provisions of these presents which shall be proposed by the Issuer, the Guarantor, the Trustee or any Holder.

         (D) Power to give any authority or sanction which under the provisions of these presents is required to be given by Extraordinary Resolution.

         (E) Power to appoint any persons (whether Holders or not) as a committee or committees to represent the interests of the Holders and to confer upon such committee or committees any powers or discretions which the Holders could themselves exercise by Extraordinary Resolution.

         (F) Power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of these presents.

         (G) Power to discharge or exonerate the Trustee and/or any Appointee from all liability in respect of any act or omission for which the Trustee and/or such Appointee may have become responsible under these presents.

         (H) Power to authorise the Trustee and/or any Appointee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution.

         (I) Power to sanction any scheme or proposal for the exchange or sale of the Securities for or the conversion of the Securities into or the cancellation of the Securities in consideration of shares, stock, bonds, notes, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, bonds, notes, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash.

20. Any resolution passed at a meeting of the Holders duly convened and held in accordance with these presents shall be binding upon all the Holders whether present or not present at such meeting and whether or not voting and upon all Couponholders and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Holders shall be published in accordance with Condition 15 by the Issuer within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such result.

21. The expression "Extraordinary Resolution" when used in these presents means a resolution passed at a meeting of the Holders duly convened and held in accordance with these presents by a majority consisting of not than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll.

22. Minutes of all resolutions and proceedings at every meeting of the Holders shall be made and entered in books to be from time to time provided for that purpose by the Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

23.      (A)      If and whenever the Issuer shall have issued and have
                  outstanding Securities of more than one series the foregoing provisions of this Schedule shall have effect, subject to the following modifications:

                  (i) a resolution which in the opinion of the Trustee affects the Securities of only one series shall be deemed to have been duly passed if passed at a separate meeting of the holders of the Securities of that series;

                  (ii) a resolution which in the opinion of the Trustee affects the Securities of more than one series but does not give rise to a conflict of interest between the holders of Securities of any of the series so affected shall be deemed to have been duly passed if passed at a single meeting of the holders of the Securities of all the series so affected;

                  (iii) a resolution which in the opinion of the Trustee affects the Securities of more than one series and gives or may give rise to a conflict of interest between the holders of the Securities of one series or group of series so affected and the holders of the Securities of another series or group of series so affected shall be deemed to have been duly passed only if passed at separate meetings of the holders of the Securities of each series or group of series so affected; and

                  (iv) to all such meetings all the preceding provisions of this Schedule shall mutatis mutandis apply as though references therein to Securities, Holders and holders were references to the Securities of the series or group of series in question or to the holders of such Securities, as the case may be.

         (B) If the Issuer shall have issued and have outstanding Securities which are not denominated in pounds sterling, in the case of any meeting of holders of Securities of more than one currency the principal amount of such Securities shall
                  (i) for the purposes of paragraph 2 above be the equivalent in pounds sterling at the spot rate of a bank nominated by the Trustee for the conversion of the relevant currency or currencies into pounds sterling on the seventh dealing day prior to the day on which the requisition in writing is received by the Issuer and (ii) for the purposes of paragraphs 5, 6 and 14 above (whether in respect of the meeting or any adjourned such meeting or any poll resulting therefrom) be the equivalent at such spot rate on the seventh dealing day prior to the day of such meeting. In such circumstances, on any poll each person present shall have one vote for each (pound)1 (or such other pound sterling amount as the Trustee may in its absolute discretion stipulate) in principal amount of the Securities (converted as above) which he holds or represents.

24. Subject to all other provisions of these presents the Trustee may without the consent of the Issuer, the Guarantor, the Holders or the Couponholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Holders and attendance and voting thereat as the Trustee may in its sole discretion think fit.

 EXECUTED as a deed                        )
 by YORKSHIRE POWER FINANCE                )
 LIMITED, acting by A. DONNELLY            )       A. DONNELLY
 acting under the authority                )
 of that Company, in the presence of:      )


 Witness's signature

 Name             M. R. CHEVASSUT

 Address          1 ABBEY LANE, HEALAUGH
                  NORTH YORKSHIRE

 Occupation       BANKING AND RISK MANAGER



 EXECUTED as a deed by              )
 YORKSHIRE POWER                    )       A. PENA
 GROUP LIMITED                      )       director
 acting by A. PENA                  )
 and R. KELLY                       )       R. KELLY
                                            director



 THE COMMON SEAL of                 )
 BANKERS TRUSTEE                    )
 COMPANY LIMITED was                )       [SEAL[
 affixed to this deed in the        )
 presence of:                       )



                  Director C. STRAKOSCH


                  Director M. JONES